UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SmartRent, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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SmartRent, Inc.

8665 E. Hartford Drive, Suite 200

Scottsdale, Arizona 85255

Notice of Annual Meeting of Stockholders

To Be Held On May 14, 2024, at 8:00 a.m. Arizona Time

To the Stockholders of SmartRent, Inc.:

On behalf of our board of directors, it is our pleasure to invite you to attend the 2024 annual meeting of stockholders of SmartRent, Inc., a Delaware corporation. The annual meeting will be held virtually, via live webcast at www.virtualshareholdermeeting.com/SMRT2024, originating from Scottsdale, Arizona, on Tuesday, May 14, 2024, at 8:00 a.m. Arizona Time, for the following purposes, as more fully described in the accompanying proxy statement:

1.
To elect two Class III directors to serve until our 2027 annual meeting of stockholders.
2.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.
3.
To approve the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares reserved for issuance thereunder.
4.
To conduct any other business properly brought before the annual meeting.

You will be able to attend the annual meeting as well as vote and submit your questions during the live webcast of the annual meeting by visiting www.virtualshareholdermeeting.com/SMRT2024 and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials (the “Notice”), on your proxy card or in the instructions that accompanied your proxy materials. We expect to mail the Notice on or about April 3, 2024. The accompanying proxy statement and our annual report can be accessed directly at the following Internet address: www.proxyvote.com. You will be asked to enter the 16-digit control number located in your Notice, on your proxy card or in the instructions that accompanied your proxy materials.

The record date for the annual meeting is March 18, 2024. Only stockholders of record of our Class A common stock at the close of business on that date may vote at the annual meeting or any adjournment thereof.

A list of stockholders entitled to vote will be available for 10 days prior to the annual meeting at our headquarters, 8665 E. Hartford Drive, Suite 200, Scottsdale, Arizona 85255. If you would like to view the stockholder list, please contact our Investor Relations Department via email at investors@smartrent.com to schedule an appointment. In addition, a list of stockholders of record will be available during the annual meeting for inspection by stockholders of record for any legally valid purpose related to the annual meeting at www.virtualshareholdermeeting.com/SMRT2024.

By Order of the Board of Directors

/s/ Lucas Haldeman
Lucas Haldeman
Chairman, Chief Executive Officer, and Founder

Scottsdale, Arizona
April 3, 2024

YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the annual meeting, we urge you to vote and submit your proxy by following the voting procedures described in the proxy card. Even if you have voted by proxy, you may still vote during the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote during the annual meeting, you must follow the instructions from your broker, bank, or other agent.

TABLE OF CONTENTS

Page
Questions and Answers About these Proxy Materials, Voting and the Annual Meeting	1
Board of Directors and Corporate Governance	10
PROPOSAL 1: Election of Directors	18
PROPOSAL 2: Ratification of Appointment of Independent Registered Public Accounting Firm	24
Report of the Audit Committee	25
PROPOPSAL 3: Approval of the SmartRent, Inc. 2021 Equity Incentive Plan, as Amended and Restated, to Increase the Shares Reserved for Issuance Thereunder	26
Security Ownership of Certain Beneficial Owners and Management	40
Executive Officers	42
Executive Compensation	43
Transactions With Related Persons	52
Section 16(a) Beneficial Ownership Reporting Compliance	53
Other Matters	54
Appendix A	55

SMARTRENT, INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On May 14, 2024, at 8:00 a.m. Arizona Time

In this proxy statement (this “Proxy Statement”), “SmartRent,” “we,” “us,” “our,” or the “Company,” as applicable, refers to SmartRent, Inc., a Delaware corporation, and, where appropriate, its subsidiaries. SmartRent’s 2024 annual meeting of stockholders (the “Annual Meeting”), will be held virtually, via live webcast, at www.virtualshareholdermeeting.com/SMRT2024, originating from Scottsdale, Arizona, on Tuesday, May 14, 2024 at 8:00 a.m. Arizona Time. You are invited to attend the Annual Meeting if you are a stockholder as of the close of business on March 18, 2024, the record date for the Annual Meeting (the “Record Date”) or hold a valid proxy for the Annual Meeting. If you are a holder of our Class A common stock (our “Class A Common Stock”) as of the Record Date, we request that you vote on the proposals described in this Proxy Statement.

QUESTIONS AND ANSWERS

ABOUT THESE PROXY MATERIALS, VOTING, AND THE ANNUAL MEETING

The information provided below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully before casting your vote. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website addressed in this Proxy Statement are inactive textual references only.

Why am I receiving these materials?

Our board of directors (our “Board”) is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement, along with the accompanying notice, summarizes the purposes of the Annual Meeting and the information you need to know to vote on the proposals described in this Proxy Statement.

What is a proxy?

A proxy means that you authorize persons selected by us to vote your shares at our Annual Meeting in the way that you instruct. All shares represented by valid proxies that are received and not revoked before our Annual Meeting will be voted at our Annual Meeting in accordance with the stockholders’ specific voting instructions.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

We have elected to provide access to our proxy materials over the Internet. Accordingly, we will send you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements thereof. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or to request a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. We expect to mail the Notice on or about April 3, 2024, to all stockholders of record entitled to vote at the meeting.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

●
view our proxy materials for the Annual Meeting on the internet; and
●
instruct us to send you future proxy materials by email.

Our proxy materials are also available on the internet at www.proxyvote.com and on our investor relations website at investors.smartrent.com (information at or connected to our website is not and should not be considered part of this Proxy Statement). Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to you and will lessen the impact of our annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

What information is contained in this Proxy Statement?

This Proxy Statement includes information about the nominees for directors and other matters to be voted on at our Annual Meeting. It also explains the voting process and requirements; describes the compensation of our principal executive officer and the next two most highly compensated executive officers, as well as one additional individual for whom disclosure would have been provided as one of such next two most highly compensated executive officers but for such individual not serving as an executive officer as of December 31, 2023; describes the compensation of our directors; and provides certain other information that the Securities and Exchange Commission (“SEC”) rules require.

What should I do with these materials?

Please carefully read and consider the information contained in this Proxy Statement and then vote your shares as soon as possible to ensure that your shares will be represented at our Annual Meeting. You may vote your shares prior to our Annual Meeting even if you plan to attend our Annual Meeting.

How do I attend and participate in the Annual Meeting online?

We will be hosting the meeting via live webcast only. Any stockholder can attend the meeting live online at www.virtualshareholdermeeting.com/SMRT2024. The webcast will start at 8:00 a.m. Arizona Time. Stockholders may vote and submit questions while attending the meeting online. We encourage you to access the meeting prior to the start time. The webcast will open 15 minutes before the start of the meeting. In order to enter the meeting, you will need the control number. The control number will be included in the Notice, on your proxy card if you are a stockholder of record of shares of Class A Common Stock, or with your voting instructions received from your broker, bank, or other agent if you hold your shares of common stock in a “street name.” Instructions on how to attend and participate online are available at www.virtualshareholdermeeting.com/SMRT2024. The webcast will be recorded and available for replay for at least 30 days following the Annual Meeting on our investor relations website at investors.smartrent.com.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. As of the close of business on the Record Date, there were 204,036,865 shares of our Class A Common Stock outstanding and entitled to vote. A list of stockholders entitled to vote will be available for 10 days prior to the Annual Meeting at our headquarters, 8665 E. Hartford Drive, Suite 200, Scottsdale, Arizona 85255.

If you would like to view the stockholder list, please contact our Investor Relations Department via email at investors@smartrent.com to schedule an appointment. In addition, a list of stockholders of record will be available during the Annual Meeting for inspection by stockholders of record for any legally valid purpose related to the Annual Meeting at www.virtualshareholdermeeting.com/SMRT2024.

What matters am I voting on?

There are three matters scheduled for a vote. The following table sets forth a description of each of the proposals you are being asked to vote on, how you may vote on each proposal, and how our Board recommends that you vote on each proposal.

Proposal	Description	How May I Vote?	How Does our Board Recommend That I Vote?
Proposal 1	Elect two Class III directors, Lucas Haldeman and John Dorman, to hold office until the 2027 annual meeting of stockholders.	You may either vote FOR each nominee to serve as a Class III director or WITHHOLD with respect to each nominee.	Our Board recommends a vote FOR each of the Class III director nominees.
Proposal 2	Ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024.	You may vote FOR or AGAINST or you may ABSTAIN from voting.	Our Board recommends a vote FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Proposal 3	Approve the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares reserved for issuance thereunder.	You may vote FOR or AGAINST or you may ABSTAIN from voting.	Our Board recommends a vote FOR the approval of the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares reserved for issuance thereunder.

What if another matter is properly brought before the Annual Meeting?

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters not described in the Proxy Statement are properly brought before the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of Class A Common Stock are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person during the Annual Meeting or vote by proxy through the internet, over the telephone or using a proxy card that you may request. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend and vote during the Annual Meeting. In such case your previously submitted proxy will be disregarded.

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To vote online during the Annual Meeting, follow the provided instructions to join the meeting at www.virtualshareholdermeeting.com/SMRT2024.
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To vote online before the Annual Meeting, go to www.proxyvote.com.

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To vote by toll-free telephone, call 1-800-690-6903 (be sure to have your notice or proxy card in hand when you call).
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To vote by mail, simply complete, sign and date the proxy card or voting instruction card and return it promptly in the envelope provided.

If we receive your vote by internet or phone or your signed proxy card prior to 11:59 p.m. Arizona Time the day before the Annual Meeting, we will vote your shares as you direct.

To vote, you will need the control number. The control number will be included in the notice, on your proxy card if you are a stockholder of record of shares of Class A Common Stock, or with your voting instructions received from your broker, bank, or other agent if you hold your shares of Class A Common Stock in “street name.”

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If, on the Record Date, your shares of Class A Common Stock are held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name.” The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting.

As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting.

If you are a beneficial owner, you should have received a Notice containing voting instructions from your brokerage firm, bank, dealer, or other similar organization rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote online during the Annual Meeting, you must follow the instructions from your broker, bank, or other agent.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.

Can I change my vote?

Yes. Subject to the voting deadlines above, if you are a stockholder of record, you may revoke your proxy at any time before the close of voting using one of the following methods:

●
You may submit another properly completed proxy card with a later date.
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You may grant a subsequent proxy by telephone or through the internet.
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You may send a written notice that you are revoking your proxy to our Corporate Secretary at 8665 E. Hartford Drive, Suite 200, Scottsdale, Arizona 85255.
●
You may attend and vote online during the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by such party.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote during the Annual Meeting, or through the internet, by telephone or by completing your proxy card before the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. Abstentions represent a stockholder’s affirmative choice to decline to vote on a proposal and occur when shares present at the meeting are marked “ABSTAIN.” Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

A broker has discretionary authority to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. Absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters.

Proposal 1, the election of our Class III directors, is a non-routine matter, so your broker or nominee may not vote your shares on Proposal 1 without your instructions. Proposal 2, the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024, is a routine matter, so your broker or nominee may vote your shares on Proposal 2 even in the absence of your instruction. Proposal 3, the approval of the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares reserved for issuance thereunder, is a non-routine matter, so your broker or nominee may not vote your shares on Proposal 3 without your instructions. Please instruct your bank, broker, or other agent to ensure that your vote will be counted.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote but do not make specific choices, your shares will be voted FOR the election of each of the nominees for Class III director, FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm, and FOR the approval of the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

How many votes do I have?

Each holder of Class A Common Stock will have the right to one vote per share of Class A Common Stock.

How many votes are needed to approve each proposal?

The following table sets forth the voting requirements with respect to each of the proposals:

Proposal	Description	Voting Requirement
Proposal 1	Elect two Class III directors, Lucas Haldeman and John Dorman, to hold office until the 2027 annual meeting of stockholders.

Each Class III director must be elected by a plurality of the votes cast. A plurality means that the nominees with the largest number of FOR votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. A WITHHOLD vote will have no effect on the vote.

Proposal 2	Ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

To be approved, this proposal must be approved by a majority in voting power of the votes cast by the stockholders present in person or by proxy, meaning that the votes cast by the stockholders FOR the approval of the proposal must exceed the number of votes cast AGAINST the approval of the proposal. If a stockholder votes to ABSTAIN, it is not counted as a vote cast and has no effect as a vote on the outcome of this proposal. If you are a beneficial owner, your broker, bank, or other nominee may vote your shares on this proposal without receiving voting instructions from you.

Proposal 3	Approve the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares reserved for issuance thereunder.

To be approved, this proposal must be approved by a majority in voting power of the votes cast by the stockholders present in person or by proxy, meaning that the votes cast by the stockholders FOR the approval of the proposal must exceed the number of votes cast AGAINST the approval of the proposal. If a stockholder votes to ABSTAIN, it is not counted as a vote cast and has no effect as a vote on the outcome of this proposal.

Who counts the votes?

We have engaged Broadridge Financial Solutions, Inc. (“Broadridge”) as our independent agent to tabulate stockholder votes. If you are a stockholder of record, and you choose to vote over the internet or by telephone, Broadridge will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker (or its agent for tabulating votes of shares held in street name, as applicable) returns one proxy card to Broadridge on behalf of all its clients.

Who is paying for this proxy solicitation?

We will pay the cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid additional compensation for soliciting proxies. We may reimburse brokers, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

Requirements for stockholder proposals to be brought before the 2025 annual meeting.

Our bylaws provide that, for stockholder director nominations or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to our Corporate Secretary. This notice may be delivered to us via email at corporatesecretary@smartrent.com or via mail at SmartRent, Inc. Attention: Corporate Secretary, 8665 E. Hartford Drive, Suite 200, Scottsdale, Arizona 85255. To be timely for the 2025 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between January 14, 2025 and

February 13, 2025; provided that if the date of that annual meeting of stockholders is earlier than April 14, 2025 or later than July 13, 2025, you must give the required notice not earlier than the 120th day prior to the meeting date and not later than the 90th day prior to the meeting date or, if later, the 10th day following the day on which public disclosure of that meeting date is first made. A stockholder’s notice to the Corporate Secretary must also set forth the information required by our bylaws.

Requirements for stockholder proposals to be considered for inclusion in our proxy materials.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intended to be presented at the 2025 annual meeting of stockholders must be received by us not later than December 4, 2024, in order to be considered for inclusion in our proxy materials for that meeting. Such proposals may be delivered to us via email at corporatesecretary@smartrent.com or via mail at SmartRent, Inc., Attention: Corporate Secretary, 8665 E. Hartford Drive, Suite 200, Scottsdale, Arizona 85255.

Stockholder Solicitation of Proxies in Support of Director Nominees Other Than Company Nominees.

In addition, to comply with Rule 14a-19 under the Exchange Act, the SEC’s universal proxy rule, if a stockholder intends to solicit proxies in support of director nominees submitted under the advance notice provisions of our bylaws for next year’s annual meeting of stockholders, then such stockholder must provide proper written notice that sets forth all the information required by Rule 14a-19 under the Exchange Act to our Corporate Secretary at corporatesecretary@smartrent.com or via mail at SmartRent, Inc. Attention: Corporate Secretary, 8665 E. Hartford Drive, Suite 200, Scottsdale, Arizona 85255 by March 17, 2025 (or, if next year’s annual meeting is called for a date that is more than 30 days before or more than 30 days after the first anniversary of this year’s Annual Meeting, then notice must be provided not later than the close of business on the later of the 60th day prior to the date of the 2025 annual meeting of stockholders or the 10th day following the day on which our public announcement of the date of such meeting is first made). The notice requirements under Rule 14a-19 are in addition to the applicable advance notice requirements under our bylaws as therein.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the aggregate voting power of the shares of Class A Common Stock issued, outstanding and entitled to vote at the meeting are present at the meeting or represented by proxy. On the Record Date, there were 204,036,865 shares of Class A Common Stock outstanding and entitled to vote. Our Class A common stock has one vote per share. To have a quorum the holders of shares representing an aggregate of 102,018,433 votes must be present or represented by proxy at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you attend the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairperson of the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We expect that preliminary voting results will be announced during the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the instructions on each Notice to ensure that all your shares are voted.

What does it mean if multiple members of my household are stockholders, but we only received one Notice or full set of proxy materials in the mail?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for notices and proxy materials with respect to two or more stockholders sharing the same address by delivering a single notice or set of proxy materials addressed to those stockholders. In accordance with a prior notice sent to certain brokers, banks, dealers, or other agents, we are sending only one Notice or full set of proxy materials to those addresses with multiple stockholders unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” allows us to satisfy the requirements for delivering notices or proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of these documents. “Householding” helps to reduce our printing and postage costs, reduces the amount of mail you receive and helps to preserve the environment. If you currently receive multiple copies of the Notice or proxy materials at your address and would like to request “householding” of your communications, or you would like to revoke your consent to future “householding” mailings, please contact your broker, bank, or other agent or contact us at the following address:

SmartRent, Inc.

Attn: Investor Relations

8665 E. Hartford Drive, Suite 200

Scottsdale, Arizona 85255

What are the implications of being an “emerging growth company”?

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this Proxy Statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of (i) the last day of the fiscal year following the fifth anniversary of the completion of Fifth Wall Acquisition Corp. I’s (“FWAA”) initial public offering (the “IPO”), (ii) the last day of the first fiscal year in which our annual gross revenue is $1.235 billion or more, (iii) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities, or (iv) the date on which we are deemed to be a “large accelerated filer” as defined in the Exchange Act.

Other Information

We were originally incorporated in Delaware on November 23, 2020, as FWAA, as a special purpose acquisition company, formed to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or other similar business combination with one or more target businesses. On February 9, 2021, FWAA consummated the IPO, following which its shares began trading on the Nasdaq Capital Market (“Nasdaq”).

On August 24, 2021, we consummated the Business Combination contemplated by a Merger Agreement dated April 21, 2021 (as amended by Amendment No. 1 to Merger Agreement, dated July 23, 2021), among FWAA, Einstein Merger Corp. I, a wholly owned subsidiary of FWAA (“Merger Sub”), and SmartRent.com, Inc. Upon the closing of the Business Combination, Merger Sub merged with and into SmartRent.com, Inc., with SmartRent.com, Inc. continuing as the surviving company. “Business Combination” refers to these mergers, together with the other related transactions.

At the closing of the Business Combination, SmartRent.com, Inc. changed its name to “SmartRent Technologies, Inc.” and FWAA changed its name to “SmartRent, Inc.” We additionally changed our trading symbol and listing on a securities exchange from “FWAA” on Nasdaq to “SMRT” on the New York Stock Exchange (“NYSE”).

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Corporate Governance

SmartRent is strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders. Our Board has adopted written charters for our audit committee, compensation committee, and nominating and corporate governance committee, as well as a code of conduct and business ethics that applies to all of our employees, contingent workers, officers, and directors. The committee charters and the code of conduct and business ethics, and any waivers or amendments to the code of conduct and business ethics, are all available on our investor relations website at investors.smartrent.com in the “Governance Documents” section.

Corporate Governance Highlights

Key highlights of our corporate governance practices include:

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All of our directors, except our Chairman and Chief Executive Officer, are independent.
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Our Board committees are comprised entirely of independent directors.
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Our independent directors regularly meet in executive session.
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We maintain a clawback policy applicable to senior executives.

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We have an anti-hedging policy applicable to directors and employees.
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We have robust Board and committee risk oversight practices.
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Our Board is continually evaluating itself and the needs of the Company for Board refreshment and succession planning.

Board Overview

The following table sets forth the names, ages as of the Record Date, and certain other information for each of the nominees for election as a Class III director at the Annual Meeting, each of the continuing members of the Board and the non-continuing member of the Board, Alana Beard, who is not standing for re-election. The Board thanks Ms. Beard for her distinguished service as a director.

Name	Age	Position/Office Held with SmartRent
Class I directors whose terms expire at the annual meeting of stockholders in 2025
Ann Sperling(1)(3)	68	Director
Frederick Tuomi(2)	69	Director

Class II directors whose terms expire at the annual meeting of stockholders in 2026
Bruce Strohm(1)(3)	69	Director
Alison Dean(1)	59	Director

Class III director nominees for election until the annual meeting of stockholders in 2027
Lucas Haldeman	46	Director and Chief Executive Officer
John Dorman(1)(2)(3)	73	Director

Non-continuing director not standing for re-election at the Annual Meeting
Alana Beard(2)	41	Non-Continuing Director

(1)
Member of the audit committee.
(2)
Member of the compensation committee. Ms. Beard will remain a member of the compensation committee until the end of her term at the Annual Meeting.
(3)
Member of the nominating and corporate governance committee.

Director Independence

The Board makes an affirmative determination at least annually as to the independence of each director in accordance with Section 303A.02 of the Listed Company Manual of the NYSE. The Board broadly considers all relevant facts and circumstances, including information provided by the directors and SmartRent with regard to each director’s business and personal activities as they may relate to SmartRent and its management. In addition, each director’s independence is evaluated under our policy and procedures with respect to related person transactions as discussed in the “Related Person Transactions Policy” section.

In March 2024, we reviewed the independence of each then-sitting director (including all our nominees), applying the independence standards set forth in Section 303A.02 of the Listed Company Manual of the NYSE and our corporate governance guidelines. The reviews considered relationships and transactions between each director (and the director’s immediate family and affiliates) and SmartRent, SmartRent’s management, and SmartRent’s independent registered public accounting firm. Based on this review, the Board has affirmatively determined that no director other than Mr. Haldeman has a material relationship with SmartRent and its affiliates (either directly or as a partner, shareholder or officer of an organization that has a relationship within the company) and that each director other than Mr. Haldeman is independent as defined in Section 303A.02 of the Listed Company Manual of the NYSE. Mr. Haldeman is not independent because of his employment relationship with SmartRent.

Board Leadership Structure

Lucas Haldeman currently serves as the Chairman of our Board. The Board believes that the current board leadership structure, together with the Lead Independent Director and a strong emphasis on board independence, provides effective independent oversight of management while allowing the Board and management to benefit from Mr. Haldeman’s extensive operational experience. In addition, the Board’s governance processes preserve Board independence by ensuring discussion among independent directors and independent evaluation of and communication with members of senior management.

Lead Independent Director

Because Mr. Haldeman is our Chairman and is not an “independent” director under the NYSE listing standards, in August 2021, the Board, including a majority of the independent directors, appointed Frederick Tuomi as our Lead Independent Director. The Board believes that Mr. Tuomi provides an effective independent voice in our leadership structure.

The lead independent director position is a critical aspect of our corporate governance framework. The Board believes that having a lead independent director enhances communications and relations among the Board, Mr. Tuomi, and other members of our senior management, and assists the Board in reaching a consensus on strategies and policies. In addition to serving as principal liaison between the independent directors and the Chairman, the Lead Independent Director presides over executive sessions of the independent directors, approves information sent to the Board, collaborates with the Chairman on agendas, schedules, and materials for Board meetings, and performs such other functions as may be prescribed by the Board from time to time. The Board believes the role of the Lead Independent Director exemplifies SmartRent’s continuing commitment to strong corporate governance and Board independence.

Board Meetings

The Board is responsible for the oversight of company management and the strategy of our company and for establishing corporate policies. The Board and its committees meet throughout the year on a regular schedule, and also hold special meetings and act by written consent from time to time. In 2023, the Board met 13 times and acted by unanimous written consent two times. All directors attended 75% or more of the meetings of the Board and committees on which they served.

Each regularly scheduled Board meeting normally begins or ends with a session between the Chief Executive Officer and the independent directors. This provides a platform for discussions outside the presence of the non-Board management attendees. The independent directors may meet in executive session, without the Chief Executive Officer, at any time, but such non-management executive sessions are scheduled and typically occur at each regular Board meeting. The Lead Independent Director presides over these executive sessions.

Although we do not have a formal policy regarding attendance by members of our Board at our annual meeting of stockholders, we encourage our directors and director nominees to attend our annual meeting of stockholders. Our 2023 annual meeting was held virtually on May 16, 2023, and all of our directors attended.

Board Committees

The Board has delegated some of its authority to three committees: the audit committee; the compensation committee; and the nominating and corporate governance committee. Each of our Board committees has adopted a charter that complies with current NYSE rules relating to corporate governance matters. Copies of the committee charters are available at https://investors.smartrent.com. Each committee is composed solely of independent directors and regularly reports on its activities to the full Board.

The committee structure and memberships are described in the table below.

AUDIT COMMITTEE Fiscal 2023 meetings: 7 Members: John Dorman (Chair) Ann Sperling Bruce Strohm Alison Dean (appointed to the Committee on March 21, 2024)
●
Oversees the independent registered public accounting firm’s qualifications, independence, and performance
●
Assists the Board in overseeing the integrity of our financial statements, compliance with legal requirements, and the performance of our internal auditors
●
Pre-approves all audit and allowable non-audit services by the independent registered public accounting firm
●
With the assistance of management, approves the appointment of the independent registered public accounting firm’s lead engagement partner
●
All members have been determined to be independent and financially literate under current NYSE listing standards, including those standards applicable specifically to audit committee members
●
The Board has determined that Mr. Dorman, Mr. Strohm, and Ms. Dean are “audit committee financial experts” as defined by the SEC and that each has accounting or related financial management expertise as required by NYSE listing standards

COMPENSATION COMMITTEE Fiscal 2023 meetings: 6 Members: Frederick Tuomi (Chair) Alana Beard (until the Annual Meeting) John Dorman (appointed to the Committee on November 14, 2023).
●
Makes recommendations to the Board regarding incentive and equity-based compensation plans
●
Evaluates and approves the compensation of our executive officers (except for the compensation of our Chief Executive Officer, which is approved by the full Board), including reviewing and approving the performance goals and objectives that will affect that compensation
●
Evaluates and approves compensation granted pursuant to SmartRent’s equity-based and incentive compensation plans, policies, and programs
●
Retains, oversees, and assesses the independence of compensation consultants and other advisors
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Reviews and discusses with management SmartRent’s compensation discussion and analysis to be included (when and as necessary) in SmartRent’s annual proxy statement or annual report on Form 10-K
●
All members have been determined to be independent under current NYSE listing standards, including those standards applicable specifically to compensation committee members

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE Fiscal 2023 meetings: 6 Members: Bruce Strohm (Chair) Ann Sperling John Dorman
●
Identifies individuals qualified to become Board members and selects, or recommends that the Board select, director nominees
●
Develops and recommends to the Board the corporate governance guidelines, policies, and codes applicable to SmartRent
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Leads the Board in its annual review of the Board’s performance
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Oversees the evaluation of Board members
●
Recommends to the Board directors for each committee
●
Monitors and oversees aspirations and activities related to environmental, social, and governance matters
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All members have been determined to be independent under current NYSE listing standards

Compensation Committee Interlocks and Insider Participation

Our compensation committee is comprised of Frederick Tuomi, Alana Beard, and John Dorman, none of whom is or has been an officer or employee of the Company. Robert Best resigned from the compensation committee effective January 15, 2024. None of our executive officers currently serve, or during the fiscal year ended December 31, 2023, have served, as a member of the compensation committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of any entity that has one or more executive officers serving on our compensation committee or our Board.

Communications with our Board of Directors

Stockholders or interested parties who wish to communicate with our Board or with an individual director may do so by mail to our Board or the individual director, care of our General Counsel and Corporate Secretary at 8665 E. Hartford Drive, Suite 200, Scottsdale, Arizona 85255. The communication should indicate that it contains a stockholder or interested party communication. In accordance with our corporate governance guidelines, all such communication will be reviewed by the General Counsel, in consultation with appropriate directors as necessary, and, if appropriate, will be forwarded to the director or directors to whom the communications are addressed or, if none are specified, to the Chairman of our Board.

Anti-Hedging and Pledging Policy

We have adopted an insider trading policy that includes restrictions and limitations on the ability of our directors, officers, and certain other employees to engage in transactions involving the hedging and pledging of our Class A Common Stock. Under the policy, hedging or monetization transactions, such as zero-cost collars and forward-sale contracts, which allow an individual to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and thus to continue to own our Class A Common Stock without the full risks and rewards of ownership, are prohibited. In addition, the policy prohibits our directors, officers, and employees from holding our securities in a margin account or pledging our securities as collateral for a loan unless (i) they represent that they have the financial capacity to repay the loan without resorting to the sale of the pledged securities, (ii) the securities pledged, or subject to the margin account, do not represent more than 50% of the total securities beneficially owned by such person, (iii) the loan, pledge, or margin account arrangement does not contain provisions requiring automatic or forced sales prior to notice and a cure period of not less than three business days, (iv) they obtain prior written approval from our General Counsel prior to the proposed execution of the arrangement, and (v) any shares subject to such arrangement will not count for purposes of any minimum stock ownership guidelines. No shares of our Class A Common Stock beneficially owned by any director or named executive officer are currently pledged or held in a margin account.

Stock Ownership Guidelines

In September 2022, our Board adopted stock ownership guidelines for our executive leadership team and non-employee directors. These stock ownership guidelines are intended to align executive officer and director interests and motivations with those of long-term stakeholders. Our Board also believes that the policy will reduce the likelihood of excessive risk taking.

Pursuant to the Stock Ownership Guidelines, our Chief Executive Officer, Section 16 officers, and non-employee directors (the “Participants”) are expected to hold a number of shares of the Company’s Class A Common Stock with a fair market value equivalent to at least the following:

• Chief Executive Officer – 5x annual base salary

• Executive Leaders – 2x annual base salary

• Non-Employee Directors – 5x base annual retainer

Participants must satisfy the required level of stock ownership under the guidelines within five years of the later of (a) the date the guidelines were initially adopted and (b) the date a Participant first becomes subject to the guidelines. The guidelines are applicable for so long as each Participant continues to serve in their respective role. Shares underlying unexercised stock options (whether vested or unvested) and shares underlying unvested performance-based restricted stock units are not counted for purposes of meeting the ownership requirements of the guidelines.

Our Compensation Committee has the authority to amend, modify, or waive the stock ownership guidelines or any portion thereof, and to designate other officers and employees to be subject to the provisions of the guidelines, or to remove individuals or classes of officers. As of December 31, 2023, all of our executive officers and directors are in compliance with our Stock Ownership Policy or are within the five-year phase in period.

Clawback Policy for Executive Compensation

In November 2023, our Compensation Committee approved, and our Board adopted, a compensation recovery policy in compliance with New York Stock Exchange and SEC rules requiring public companies to recover excess incentive-based compensation from current and former executive officers in the event of an accounting restatement. Consistent with the rules, this policy requires that if the company is required to prepare an accounting restatement due to the company’s material noncompliance with financial reporting requirements under the securities laws, we must claw back from certain officers any incentive-based compensation received by them after October 2, 2023 and during the applicable covered period (which generally includes the three completed fiscal years prior to the restatement date) that was in excess of what they would have received had their incentive compensation been determined based on the restated amounts.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to all of our directors, officers (including our principal executive officer, principal financial officer, and principal accounting officer) and employees. Our code of business conduct and ethics is available on our investor relations website (https://investors.smartrent.com) in the “Governance Documents” section. In the event that we amend or waive certain provisions of our code of business conduct and ethics applicable to our principal executive officer, principal financial officer or principal accounting officer that require disclosure under applicable SEC rules, we will disclose the same on our website.

Risk Oversight

Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk management is not only understanding the most significant risks a company faces and what steps management is taking to manage those risks but also understanding what level of risk is appropriate for a given company. Our Board, as a whole, determines the appropriate level of risk for us, assesses the specific risks that we face and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board administers this risk management oversight function, the committees of our Board support our Board in discharging its oversight duties and addressing risks inherent in their respective areas.

Our audit committee has the responsibility to consider and discuss our major strategic, operational, legal and compliance, cybersecurity, and financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our audit committee monitors compliance with legal and regulatory requirements. Our audit committee also monitors management’s preparedness for and responses to data security incidents, and further oversees our initiatives related to cybersecurity, including prevention and monitoring. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether our compensation philosophy and practices have the potential to encourage excessive risk taking and evaluates compensation policies and practices that could mitigate such risks. Each of our committees continually assess the risk environment and consult with outside advisors and experts to anticipate future threats and trends as necessary.

At periodic meetings of our Board and its committees, management reports to and seeks guidance from our Board and its committees with respect to the most significant risks that could affect our business, such as legal risks and financial, tax and audit related risks. In addition, among other matters, management provides our audit committee periodic reports on our compliance programs and practices.

Nominations Process and Director Qualifications

Nomination to our Board of Directors

The Board is continually evaluating the skills and talent of the current Board members and strives to add value to the Board by attracting and recruiting qualified Board candidates for our pipeline. Our Board actively recruits members with a pipeline of talented and engaged candidates. Candidates for nomination to our Board are selected by our Board based on the recommendation of our nominating and corporate governance committee in accordance with the committee’s charter, our policies, our certificate of incorporation and bylaws, our corporate governance guidelines, and the criteria adopted by our Board regarding director candidate qualifications. In recommending candidates for nomination, our nominating and corporate governance committee considers candidates recommended by directors, officers, and employees, as well as candidates that are properly submitted by stockholders in accordance with our policies and bylaws, using the same criteria to evaluate all such candidates. We also engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth above under “Questions and Answers About these Proxy Materials and Voting.”

Director Qualifications

With the goal of developing an experienced and highly qualified board of directors, our nominating and corporate governance committee is responsible for developing and recommending to our Board the desired qualifications, expertise and characteristics of members of our Board, including qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and specific qualities or skills that the committee believes are necessary for one or more of the members of our Board to possess.

In addition to the qualifications, qualities, and skills that are necessary to meet U.S. legal, regulatory, and NYSE listing requirements and the provisions of our certificate of incorporation, bylaws, corporate governance guidelines and charters of the board committees, our nominating and corporate governance committee considers the following qualifications for any nominee for a position on our Board: (i) experience in corporate governance, such as an officer or former officer of a publicly held company; (ii) experience in, and familiarity with, SmartRent’s business and industry; (iii) experience as a board member of another publicly held company; (iv) personal and professional character, integrity, ethics and values; (v) practical and mature business judgment, including the ability to make independent analytical inquiries; (vi) academic expertise in an area of SmartRent’s operations; (vii) background in financial and accounting matters; and (viii) all other factors it considers appropriate, which may include age, diversity of background, existing commitments to other businesses, potential conflicts of interest, legal considerations, corporate governance background, financial and accounting background, executive compensation background, and the size, composition, and combined expertise of the existing Board. Our Board and nominating and corporate governance committee believe that an experienced and highly qualified board of directors fosters a robust, comprehensive, and balanced decision-making process for the continued effective functioning of our Board and our success. Accordingly, through the nomination process, our nominating and corporate governance committee seeks to promote board membership that reflects diversity, factoring in gender, race, ethnicity, differences in professional background, education, skill and experience, and other individual qualities and attributes that contribute to the total mix of viewpoints and experience. Our nominating and corporate governance committee evaluates the foregoing factors, among others, and does not assign any particular weighting or priority to any of the factors.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1:

Election of Directors

Our Board currently consists of seven members, but the size of the Board will decrease to six members upon the completion of the Annual Meeting. The Board is divided into three staggered classes of directors. At the Annual Meeting, two Class III directors will be elected for a three-year term to succeed the Class III directors whose terms are then expiring. Each director’s term continues until the election and qualification of their successor, or such director’s earlier death, resignation, or removal.

Our nominating and corporate governance committee has recommended, and the Board has approved, John Dorman and Lucas Haldeman as nominees for election as Class III directors at the Annual Meeting. Ms. Beard will continue to serve as a director until her term expires at the Annual Meeting, but she is not standing for re-election. If elected, Messrs. Dorman and Haldeman will serve as Class III directors for a three-year term expiring at the annual meeting of stockholders to be held in 2027 and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, or removal. John Dorman and Lucas Haldeman have agreed to stand for election as Class III directors, and we have no reason to believe that any nominee will be unable to serve if elected. Should any director nominee become unavailable for election as a result of an unexpected occurrence, your proxy authorizes the persons named as proxies to vote for a substitute nominee if our Board so chooses, or our Board may reduce its size. The terms of office of the directors in Class I and Class II will not expire until the annual meeting of stockholders to be held in 2025 and 2026, respectively.

The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Vote Required

Directors are elected by a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the two nominees receiving the highest number of affirmative votes will be elected. Any shares not voted “For” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named above. If such nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

Nominees

Our nominating and corporate governance committee seeks to assemble a board of directors that, as a group, can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its qualifications and experience in various areas. To that end, the committee has identified and evaluated nominees in the broader context of our Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities deemed critical to effective functioning of our Board.

The following table sets forth the names, ages as of the date of this Proxy Statement, and certain other information for each of the nominees for election as a Class III director at the Annual Meeting, each of the continuing members of the Board and the non-continuing member of the Board who is not standing for re-election. The Board thanks Ms. Beard for her distinguished service as a director.

Name	Age	Position/Office Held with SmartRent
Class I directors whose terms expire at the annual meeting of stockholders in 2025
Ann Sperling(1)(3)	68	Director
Frederick Tuomi(2)	69	Director

Class II directors whose terms expire at the annual meeting of stockholders in 2026
Bruce Strohm(1)(3)	69	Director
Alison Dean(1)	59	Director

Class III director nominees for election until the annual meeting of stockholders in 2027
Lucas Haldeman	46	Director and Chief Executive Officer
John Dorman(1)(2)(3)	73	Director

Non-continuing director not standing for re-election at the Annual Meeting
Alana Beard(2)	41	Non-Continuing Director

(1)
Member of the audit committee.
(2)
Member of the compensation committee. Ms. Beard will remain a member of the compensation committee until the end of her term at the Annual Meeting.
(3)
Member of the nominating and corporate governance committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the meeting. This includes information regarding each director’s experience, qualifications, attributes, or skills that led our Board to recommend them for board service.

Nominees for Election Until the Annual Meeting of Stockholders to be Held in 2027

Our Board recommends a vote FOR each of the Class III director nominees to elect them to our Board.

John Dorman, age 73, has served as a member of our Board since August 2021. Mr. Dorman has served as the Chairman of the board of directors of DeepDyve, Inc., a privately held technology platform for scientific and scholarly research since 2007, and also serves on the board of directors for Target Hospitality (Nasdaq: TH), a provider of full-service modular housing solutions for corporate workforce and government-funded humanitarian applications. Mr. Dorman also serves on the board of directors of Landgate, Inc., a privately held information platform and marketplace connecting property owners with renewable energy developers. Mr. Dorman will serve as a board director of LoanDepot, Inc. (NYSE: LDI), a national non-bank lender serving consumers, until the end of his term in June 2024. Additionally, from 2012 to 2021, Mr. Dorman served on the board of directors of CoreLogic, Inc. (NYSE: CLGX). Prior to this appointment, from 2010 to 2013, he was Chairman of the board of directors of Online Resources Corporation (Nasdaq: ORCC) when it was acquired by ACI Worldwide. Previously, Mr. Dorman served as a director and, from 1998 to 2003, as Chairman and Chief Executive Officer of Digital Insight Corporation (Nasdaq: DGIN), a provider of software as a service for online banking and bill payment for financial institutions. Prior to that, he was Senior Vice President and General Manager of the Global Financial

Services Division of Oracle Corporation. Earlier in his career, Mr. Dorman was Chairman and Chief Executive Officer of Treasury Services Corporation, a provider of enterprise modeling and financial analysis software for global financial institutions that was acquired by Oracle in 1997. Mr. Dorman holds a Bachelor of Arts degree in Business Administration and Philosophy from Occidental College and a Master of Business Administration in Finance from the USC Marshall School of Business. We believe his strategic perspective in the financial innovation space, financial expertise, and board experience makes Mr. Dorman well qualified to serve as a member of our Board.

Lucas Haldeman, age 46, the Chief Executive Officer and founder of SmartRent, has served as a member of our Board since August 2021. Mr. Haldeman has spent the last two decades innovating and developing property management technology for the real estate industry. Prior to founding SmartRent in 2017, he served as the Chief Technology and Marketing Officer of Colony Starwood Homes (formerly NYSE: SFR and now part of Invitation Homes Inc. (NYSE: INVH)) from 2013 through 2016. Previously, he served as the Chief Information and Marketing Officer for Beazer Pre-Owned Rental Homes from 2012 through 2013 and was the founder and managing partner of Nexus Property Management, Inc. from 2006 through 2012. Mr. Haldeman received a Bachelor of Special Studies degree in economics and business, English, and computer science from Cornell College. We believe that Mr. Haldeman’s in-depth multifamily knowledge and significant experience innovating and developing property management technology for the real estate industry makes him well qualified to serve as a member of our Board.

Directors Continuing in Office Until the 2025 Annual Meeting of Stockholders

Ann Sperling, age 68, has served as a member of our Board since August 2021. Ms. Sperling has over four decades of real estate and management experience, including roles in commercial real estate investment and development, and leadership roles in public real estate companies. Prior to her recent retirement, from 2013 to 2023, Ms. Sperling was Senior Director at Trammell Crow Company, the development and investment firm which is a subsidiary of CBRE. Earlier in her career Ms. Sperling spent twenty-five years at Trammell Crow Company prior to its merger with CBRE, culminating as Senior Managing Director and Area Director in the Rocky Mountain Region. Prior to her last role at Trammell Crow, she was at Jones Lang LaSalle, the public real estate investment and services firm, first as Chief Operating Officer, Americas, and then as President, Markets West. Prior to that, Ms. Sperling was Managing Director of Catellus, then a mixed-use development and investment subsidiary of the public REIT, ProLogis. Ms. Sperling serves on the Advisory Board of the nonprofit Gates Institute for Regenerative Medicine and is a Board Advisor to Anderson Holdings, a privately held company with diversified holdings including substantial commercial real estate. Ms. Sperling also serves on the board of directors for Apartment Income REIT (NYSE: AIRC). Previously, she served on the board of directors of the Apartment Investment and Management Company (NYSE: AIV), prior to its spinout of Apartment Income REIT. She holds a Bachelor of Science degree in biology and psychology from Tufts University and a Master of Business Administration from Harvard Business School. We believe that Ms. Sperling’s extensive real estate investment and development operations, marketing, and finance experience makes her well qualified to serve as a member of our Board.

Frederick Tuomi, age 69, a private real estate investor, has served as a member of our Board since August 2021. Mr. Tuomi served as President, Chief Executive Officer, and director of Invitation Homes Inc. (NYSE: INVH), a national single-family rental company, from 2017 until his retirement in 2019. Prior to its merger with Invitation Homes, Mr. Tuomi served as Chief Executive Officer and director of Starwood Waypoint Homes from 2016 until 2017. Prior to its merger with Starwood Waypoint Homes, he served as Co-President and Chief Operating Officer of Colony American Homes, Inc. from 2013 until 2016. Mr. Tuomi was Executive Vice President and President-Property Management for Equity Residential (NYSE: EQR), a multifamily REIT, from 1994 to 2013. He currently serves as a Venture Partner Consultant with Real Estate Technology Ventures and is a member of the boards of directors of the privately held companies Lessen, Inc., a tech-enabled property services provider; VBC, a modular building company; UltraClean Express, a car wash aggregator; and AvantStay, a vacation rental management firm. Mr. Tuomi is an Affiliate Partner with Lindsay Goldberg LLC, a private equity firm. Throughout his career, he has served on numerous multifamily and single-family rental industry boards and executive committees, including the National Rental Home Council, National Multi-Housing Council, California Housing Council, California Apartment

Association, Atlanta Apartment Association, and the USC Lusk Center for Real Estate. Mr. Tuomi also previously served as a member of the board of directors of Tejon Ranch Co. (NYSE: TRC), a diversified real estate development and agribusiness company. He received his Bachelor of Arts degree in Information Systems and Master of Business Administration from Georgia State University. We believe that Mr. Tuomi’s extensive real estate and technology background, and understanding of both the multi-family housing and rental market, make him well qualified to serve as a member of our Board.

Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Bruce Strohm, age 69, a private real estate investor, has served as a member of our Board since August 2021. From June 2019 to December 2020. Mr. Strohm served as Chief Legal Officer of Equity International, a private equity company focused on investing in real estate outside the United States. He previously served as the Executive Vice President, General Counsel and Corporate Secretary of Equity Residential (NYSE: EQR), a multifamily REIT, from January 1995 until January 2018. Mr. Strohm worked closely with the chief executive officer and chief financial officer on capital markets activities and shareholder relations. Mr. Strohm earned a Bachelor of Science degree in accounting from the University of Illinois and a Juris Doctor degree from Northwestern University Law School. We believe Mr. Strohm’s extensive legal, real estate, public company, and financial experience makes him well qualified to serve as a member of our Board.

Alison Dean, age 59, was appointed as a member of our Board in March 2024. Ms. Dean has over three decades of experience in high tech overseeing corporate finance and financial planning, as well as information technology, supply chain operations, acquisitions, and investor relations. From April 2005 until her retirement in May 2020, Ms. Dean held executive positions at iRobot Corporation (Nasdaq: IRBT), a global consumer robot company, most recently as Executive Vice President, Chief Financial Officer. From 2013 to 2020, she was the Treasurer and Principal Accounting Officer at iRobot. Prior to that, she held several financial positions at 3Com Corporation (Nasdaq: COMS), a digital electronics manufacturer, from 1995 to 2005, including vice president and corporate controller (2004 to 2005) and vice president of finance, worldwide sales (2003 to 2004). Ms. Dean has served on the board of directors of Yeti Holding, Inc. (NYSE: YETI) a global retailer of outdoor products, since October 2020 and Everbridge, Inc. (Nasdaq: EVBG), a global software company that provides critical event management and enterprise safety applications, since July 2018. Ms. Dean has also served as a board member for Salsify, a privately held commerce management software company, since September 2021. Ms. Dean holds a Bachelor of Arts degree in Business Economics from Brown University and a Master of Business Administration from Boston University. We believe Ms. Dean’s extensive background in finance, technology, and operations qualifies her to serve on our Board.

Non-Employee Director Compensation

We compensate our non-employee directors with a combination of cash and equity in the form of restricted stock units (“RSUs”). Lucas Haldeman, our Chief Executive Officer, also serves as a director and we compensate Mr. Haldeman solely for serving as our Chief Executive Officer - see “Executive Compensation” below - and do not provide additional compensation for his service as a director. Our Board adopted a non-employee director compensation policy that is designed to enable us to attract and retain highly qualified non-employee directors. Specifically, we provide annual cash payments, payable quarterly in arrears, to each director who is not an employee of ours, with additional amounts for service as Lead Independent Director and chairpersons or members of our audit, compensation, and nominating and corporate governance committees, as set forth below:

Cash(1)	Annual Amount ($)
Board member fee	80,000
Lead Independent Director fee	20,000
Committee chair fee(2)
Audit Committee	20,000
Compensation Committee	15,000
Nominating and Corporate Governance Committee	10,000
Committee member fee(2)
Audit Committee	10,000
Compensation Committee	7,500
Nominating and Corporate Governance Committee	5,000

(1) Amounts reflected are annual amounts; payments are made on a quarterly basis.

(2) Each committee chair receives only the fee due to him or her for his service as chair on such committee and does not receive an additional fee as a member of such committee.

In addition to cash compensation, our non-employee director compensation policy provides for the grant of annual equity awards in the form of RSUs to our non-employee directors as follows:

Equity(1)	Grant Date Fair Value ($)
Annual restricted stock unit grant(2)	150,000

(1) Each equity award has a grant date fair value as shown in the table (subject to minor variations due to the rounding of any fractional share).

(2) Each annual restricted stock unit award is scheduled to vest as to 100% of such award on the earlier of (a) the date immediately preceding the date of the next annual stockholder meeting following the grant or (b) one year from the grant date, subject to the director’s continued service through such vesting date.

The following table provides information for all compensation awarded to, earned by, or paid to each person who served as a non-employee director in the fiscal year ending December 31, 2023. Mr. Haldeman is not included in the table below because he did not receive additional compensation for his service as a director. The compensation received by Mr. Haldeman as an employee for the fiscal year ending December 31, 2023, is shown below in “Executive Compensation-Summary Compensation Table.”

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
Ann Sperling	95,000	150,000	245,000
Frederick Tuomi	111,250	150,000	261,250
Robert Best(3)	91,250	150,000	241,250
Bruce Strohm	100,000	150,000	250,000
Alana Beard	87,500	150,000	237,500
John Dorman	106,875	150,000	256,875
Alison Dean(4)	―	―	―

(1) Amounts shown in this column reflect the total cash retainer earned by each director for board and committee service during 2023.

(2) Amounts shown in this column do not reflect dollar amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each equity award granted in 2023, computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as amended. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3) Mr. Best resigned from the Board effective January 15, 2024.

(4) Ms. Dean was appointed to the Board on March 21, 2024.

The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2023:

Name	Number of Shares Subject to Outstanding Stock Options	Number of Shares Subject to Outstanding Restricted Stock Units
Ann Sperling		48,553
Frederick Tuomi	187,057	48,553
Robert Best(1)		48,553
Bruce Strohm		48,553
Alana Beard		48,553
John Dorman		48,553

(1) Mr. Best resigned from the Board effective January 15, 2024. Upon such resignation, the restricted stock units shown in the table above, all of which were unvested as of such resignation date, were forfeited by him.

We currently reimburse our directors for their reasonable out-of-pocket expenses in connection with attending meetings of our Board and committees.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 2:

Ratification of Appointment of Independent Registered Public Accounting Firm

Our audit committee has appointed Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024, and has further directed that management submit this appointment for ratification by the stockholders at the Annual Meeting. Deloitte has been our independent registered public accounting firm since the consummation of the Business Combination on August 24, 2021.

Representatives of Deloitte are expected to be present during the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement. Our Board is submitting this appointment as a matter of good corporate governance and because we value our stockholders’ views on our independent registered public accounting firm. Neither our bylaws nor other governing documents or law require stockholder ratification of the appointment of our independent registered public accounting firm. If the stockholders fail to ratify this appointment, our Board will reconsider whether or not to retain Deloitte. Even if the appointment is ratified, our Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in our best interests and in the best interests of our stockholders.

Vote Required

An affirmative vote from holders of a majority in voting power of the shares present at the Annual Meeting or represented by proxy and entitled to vote on the proposal will be required to ratify the appointment of Deloitte. Abstentions and broker non-votes are not counted as votes cast and have no effect on the outcome of the proposal.

Principal Accountant Fees and Services

The following table provides the aggregate fees for services provided by our independent registered public accounting firm for the fiscal years ending December 31, 2022, and December 31, 2023.

	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2023
Type of Fees	Deloitte	Deloitte
	($)	($)
Audit Fees(1)	2,071,031	1,818,450
Audit-Related Fees(2)	―	―
Total Fees	2,071,031	1,818,450

(1)
Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. We paid Deloitte $2,071,031 and $1,818,450 for the audit of our consolidated financial statements for the fiscal year ended December 31, 2022 and the fiscal year ended December 31, 2023, respectively, and the audits and quarterly interim reviews of predecessor periods.
(2)
Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Deloitte for audit-related fees for the period from November 23, 2020, through December 31, 2023.

Audit Committee Approval

Our audit committee approved all of the foregoing services. Our audit committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax, and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services. Our independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our audit committee may also pre-approve particular services on a case-by-case basis. During 2022 and 2023, services provided by Deloitte were pre-approved by our audit committee in accordance with this policy.

Our Board unanimously recommends that stockholders vote FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

REPORT OF THE AUDIT COMMITTEE

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2023, with our management. The audit committee has discussed with its independent registered public accounting firm, Deloitte, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as amended, as adopted by the PCAOB. The audit committee has also received the written disclosures and the letter from its independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

The Audit Committee

John Dorman (Chair)

Ann Sperling

Bruce Strohm

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 3:

Approval of the SmartRent, Inc. 2021 Equity Incentive Plan, as Amended and Restated, to Increase the Shares Reserved for Issuance Thereunder

Overview

We are requesting that stockholders approve the SmartRent, Inc. 2021 Equity Incentive Plan (the “Plan”) as amended and restated, which increases the number of shares of our Class A common stock (“Shares”) that may be issued under the Plan by 8,900,000 shares (the “Share Increase”). Upon recommendation of the compensation committee, the Board approved the amended and restated Plan on March 19, 2024, subject to the approval of our stockholders at the Annual Meeting.

The amended and restated Plan, if approved by stockholders, will allow the Company to continue to provide equity awards as part of the Company’s compensation program, which is a critical tool for motivating, attracting, and retaining talented employees and for providing incentives that promote the success of the Company’s business and increased stockholder value. The Board and compensation committee believe that equity awards motivate high levels of performance, more closely align the interests of employees with those of stockholders by giving employees an opportunity to hold an ownership stake in the Company and provide an effective means of recognizing employee contributions toward the Company’s success.

The Plan initially was approved by the Board on May 12, 2021, and was approved by our stockholders on August 23, 2021. The Plan became effective as of August 24, 2021, upon the completion of the Business Combination. The Plan, as amended and restated, has not been amended in any material way since it initially was approved by our stockholders, other than to increase the number of Shares that may be issued under the Plan.

As of February 29, 2024, there were 4,474,616 Shares remaining available for issuance under the Plan. If the proposed amendment and restatement of the Plan is not approved by our stockholders, the Plan will remain in effect without being amended by the Share Increase and awards will continue to be made under the Plan to the extent Shares remain available. However, in that case, we may not be able to continue our equity incentive program in the future or it may be severely limited. This could preclude us from successfully attracting and retaining highly skilled employees. The Board and compensation committee believe that that the Share Increase will enable us to continue to use the Plan to achieve our recruiting, retention, and incentive objectives and will be essential to our future success.

The Company’s executive officers and directors have an interest in this proposal as they are eligible to receive an equity award under the Plan.

Our Board unanimously recommends that stockholders vote FOR the approval of the Company’s 2021 Equity Incentive Plan, as amended and restated.

Background of the Share Increase Under the Plan

If our stockholders approve the amended and restated Plan, we currently anticipate that the Shares will be sufficient to meet our expected needs through 2027. We currently anticipate that we will be requesting additional Shares under the Plan at our 2027 annual meeting of stockholders.

Subject to adjustment upon changes in capitalization of the Company as provided under the Plan, the total number of Shares that will be reserved for issuance under the Plan, as amended and restated, will be equal to 24,400,000 Shares. In considering the number of Shares to be reserved for issuance under the amended and restated Plan, the Company took into account various factors, including the following:

•
Attracting and Retaining Talent. We considered the importance of an appropriately sized pool of Shares to continue to be able to attract, retain, and engage highly skilled personnel.
•
Equity Compensation in a Competitive Labor Market. In the enterprise smart home solutions industry, there is significant competition for experienced individuals with the skills necessary to execute our strategy and drive our business. Our success depends in large part on such key employees. To succeed in a competitive market for talent, it is important to provide competitive compensation packages that include equity compensation sufficient to meet our recruiting, retention, and incentive objectives.
•
Historical Grant Practices. Under our equity incentive plans, in fiscal years 2021, 2022, and 2023, we granted stock options and restricted stock units covering 7,668,774, 2,220,533, and 6,015,986 Shares (excluding the grant of assumed awards in the Business Combination in 2021 and any purchase rights under our 2021 Employee Stock Purchase Plan), respectively, for a total of 15,905,293 Shares over such three-year period.
•
Forecasted Grant Practices. We anticipate that the Shares reserved under the Plan, as amended and restated, based on currently projected Share use, will be sufficient for the granting of equity awards thereunder for approximately the next three years. As a result, we currently anticipate that we will be requesting additional Shares thereunder at our 2027 Annual Meeting. Despite the projected Share use described above, future circumstances and business needs, such as higher than expected headcount increases, including officers and other key employees to support growth in our business development or merger and acquisition activity, may result in significantly higher or lower Share use than currently projected.

•
Overhang. As of February 29, 2024, our total overhang is 15.3%. For this purpose, we calculated total overhang as (x) the sum of (i) 11,679,675 Shares subject to outstanding options under the Plan and our 2018 Stock Plan (the “Prior Plan”), plus (ii) 6,103,348 Shares subject to outstanding and unvested restricted stock units under the Plan and Prior Plan, plus (iii) 4,474,616 Shares available for future issuance under the Plan, plus (iv) 8,900,000 additional Shares requested pursuant to this proposal, with such sum divided by 203,868,714, which is the total number of outstanding Shares of our Class A Common Stock as of February 29, 2024. Our issued overhang is 8.7%. For this purpose, we calculated issued overhang as (x) the sum of (i) 11,679,675 Shares subject to outstanding options under the Plan and Prior Plan, plus (ii) 6,103,348 Shares subject to outstanding and unvested restricted stock units under the Plan and Prior Plan, with such sum divided by 203,868,714, which is the total number of outstanding Shares of our Class A Common Stock as of February 29, 2024. Our Prior Plan previously terminated and, therefore, no additional equity awards have been granted under such plan since its termination or will be granted under such plan in the future. The following table shows, as of February 29, 2024, the number of Shares subject to outstanding options and restricted stock units granted under such plans, the weighted average exercise price of such options, and the weighted average remaining term of such options:

Equity Plan(1)	Number of Shares Subject to Outstanding Options (#)	Weighted Average Exercise Price of Outstanding Options ($)	Weighted Average Remaining Term of Outstanding Options (Years)	Number of Shares Subject to Outstanding Restricted Stock Units (#)
2021 Equity Incentive Plan	5,231,129	3.09	9.41	3,990,435
2018 Stock Plan	6,448,546	0.53	5.93	2,112,913
All Equity Plans	11,679,675	1.68	7.49	6,103,348
(1)
Excludes the Company’s 2021 Employee Stock Purchase Plan.

The Company is cognizant that its equity compensation programs have a dilutive effect on our stockholders, and therefore continuously strives to balance this concern with our need to recruit, retain, and incentivize our highly skilled personnel, who are critical in driving our business success.

Reasons for Voting for the Proposal

The Plan has been designed consistent with sound corporate governance practices:

•
No Evergreen Provision; Additional Shares Requires Stockholder Approval. The Plan does not contain any annual “evergreen” provision but instead reserves a fixed, maximum number of Shares for issuance under it. Stockholder approval will be required for increases in the Shares issuable under the Plan.
•
Option Repricing Prohibition. The Plan prohibits, without stockholder approval, any program providing for underwater options or stock appreciation rights to be exchanged for options or stock appreciation rights with lower exercise prices, full value awards or cash, or to be amended to reduce the exercise price.
•
Non-Employee Director Limits. The Plan provides that the aggregate grant date fair value of awards granted under the Plan as compensation for service as a non‑employee director, to a non‑employee director during any fiscal year of the Company, taken together with any cash compensation paid to such non‑employee director for service as a non‑employee director during such fiscal year, will not exceed $1,000,000.
•
No Dividends on Options and Stock Appreciation Rights Until Shares Are Issued or on Other Equity Awards While Unvested. Under the Plan, no participant will have any rights to dividends with respect to any Shares subject to options or stock appreciation rights until such Shares are issued following award exercise, and any dividends that may be payable on any other equity awards will be subject to the same vesting criteria as apply to the Shares subject to the awards on which such dividends would be paid.
•
Stock Ownership Guidelines. We maintain stock ownership guidelines, which apply to our executive officers and non-employee directors, as described further above, pursuant to which individuals subject to the guidelines are expected to hold a number of Shares with a fair market value equal to at least 5x annual base salary for our Chief Executive Officer, 2x annual base salary for other executive officers, and 5x base annual retainer for non‑employee directors.
•
No Tax Gross-Up for Golden Parachute Payments. The Plan does not provide for, and the Company has no obligations to provide, any gross-up for excise taxes that may be imposed on a participant in connection with the golden parachute payment provisions of Internal Revenue Code (“Code”) Section 280G.

Summary of the 2021 Equity Incentive Plan

This section summarizes certain principal features of the Plan. The summary is qualified in its entirety by reference to the complete text of the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

General. The purpose of the Plan is to advance our interests and the interests of our stockholders by providing an incentive to attract, retain, and reward employees and other service providers and by motivating them to contribute to our growth and profitability. These incentives are provided through the grant of stock options, stock appreciation rights (“SARs”), restricted stock, RSUs, performance shares, performance units, other stock-based awards, and cash-based awards.

Authorized Shares. Subject to the adjustment provisions in the Plan, and prior to the Share Increase, the maximum aggregate number of Shares authorized for issuance under the Plan is 15,500,000 Shares. Under the amended and restated Plan, our stockholders are being asked to approve a Share Increase of 8,900,000 Shares to the maximum aggregate number of Shares that may be issued under the Plan. Thus, if our stockholders approve the Plan, as amended and restated, then subject to the adjustment provisions in the Plan, the maximum aggregate number of Shares that may be issued under the Plan will equal 24,400,000 Shares. Such 24,400,000 Shares, subject to the adjustment provisions in the Plan, also will constitute the maximum number of Shares that may be issued under the amended and restated Plan for purposes of Shares issuable pursuant to the exercise of any incentive stock options granted under the Plan (which is also increased from 15,500,000 Shares). Shares issuable under the Plan will consist of authorized but unissued or reacquired shares of our Class A Common Stock or any combination thereof. As of February 29, 2024, a total of 9,221,564 Shares were subject to awards outstanding under the Plan and the number of Shares that were available for future issuance under the Plan was 4,474,616 Shares.

Share Counting. If an award granted under the Plan expires or otherwise terminates or is cancelled without having been exercised or settled in full, or if Shares acquired under an award that are subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, the Shares allocable to the terminated portion of the award or such forfeited or repurchased Shares will again become available for issuance under the Plan. If the exercise price of a stock option is paid by tender to the Company, or attestation of ownership, of Shares owned by the participant or by means of a net exercise (referring generally to the Company’s reduction of Shares otherwise issuable to the participant upon exercise having a fair market value that covers the aggregate exercise price for the exercised Shares), then the number of Shares available for issuance under the Plan will be reduced by the net number of Shares for which the option is exercised. Upon payment in Shares pursuant to the exercise of stock appreciation rights, the number of Shares available for issuance under the Plan will be reduced only by the number of Shares actually issued in such payment. Shares will not be considered issued under the Plan and therefore will not reduce the number of Shares available for issuance to the extent an award is settled in cash or Shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations.

Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made in the number and kind of shares subject to the Plan and any outstanding awards, to the numerical limits on shares that may be issued pursuant to the exercise of incentive stock options granted under the Plan, and in the exercise or purchase price per share under any outstanding award, in order to prevent dilution or enlargement of participants’ rights under the Plan, in the event of any change in the Shares effected without receipt of consideration by the Company whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in our capital structure, or in the event of a dividend or distribution to our stockholders in a form other than Shares (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our Shares, subject to any required action by the stockholders. In such circumstances, the Committee also has the discretion under the Plan to adjust other terms of outstanding awards to reflect, or related to, such changes in our capital structure or distributions as it deems appropriate. If a majority of the shares, that are of the same class as the shares subject to outstanding awards granted under the Plan, are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in the Plan) shares of another corporation (the “Converted Shares”), the Committee (as defined below) may unilaterally amend the outstanding awards to provide that such awards are for Converted Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, such outstanding awards will be adjusted in a fair and equitable manner as determined by the Committee.

Non-Employee Director Award Limits. The aggregate grant date fair value (computed as of the date of grant in accordance with U.S. generally accepted accounting principles) of all awards granted under the Plan as compensation for service as a non‑employee director, to a non‑employee director during any fiscal year of the Company, taken together with any cash compensation paid to such non‑employee director for service as a non‑employee director during such fiscal year, will not exceed $1,000,000.

Administration. The Plan is administered by the compensation committee, although the Board retains the right to appoint such other committee or subcommittee of the Board to administer the Plan, with such powers as the Board may specify. The Board also may administer the Plan. For purposes of this summary of the Plan, the term “Committee” will refer to the compensation committee, the Board, or any such other duly appointed committee administering the Plan. The Committee may delegate to one or more of our officers the authority to grant awards to employees of the Company or any parent or subsidiary corporation or other affiliated entity of the Company, who are not officers, directors, or other person whose transactions in Shares are subject to Section 16 of the Exchange Act (“Insider Participants”), subject to applicable law, certain limitations contained in the Plan, and award guidelines established by the Committee. With respect to participation in the Plan by Insider Participants and while any Company securities are registered pursuant to Section 12 of the Exchange Act, the Plan will be administered in compliance with the requirements of Rule 16b‑3 of the Exchange Act.

Subject to the provisions of the Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, the fair market value of Shares or other property and the terms and conditions of the awards granted under the Plan. The Committee, subject to certain limitations under the Plan, may amend, modify, extend, cancel, or renew any award, waive any restrictions or conditions applicable to any award or shares issued under the award, and accelerate, continue, extend, or defer the exercisability or vesting of any award or shares issued under the award. The Committee may permit or require the deferral of payment or settlement of an award, subject to the provisions of the Plan. The Committee has the power to make all other determinations and take such other actions with respect to the Plan or any award under the Plan as the Committee may deem advisable, to the extent not inconsistent with the Plan provisions or applicable law. The Committee will interpret the Plan and awards granted under it, and all determinations of the Committee generally will be final and binding on all persons having an interest in the Plan or any award under the Plan.

Plan administration expenses are paid by the Company. The Plan additionally provides, subject to certain limitations, for indemnification by the Company generally of any director, officer or employee for certain expenses relating to administration of the Plan, which may include certain attorneys’ fees and amounts paid in a settlement or judgment in connection with the defense of any action, suit or proceeding relating to the Plan.

All awards granted under the Plan will be evidenced by a written or electronic agreement between the Company and the participant, specifying the terms and conditions of the award, consistent with the requirements of the Plan.

Prohibition of Option and SAR Repricing. The Plan expressly provides that, without the approval of our stockholders, the Committee will not approve a program providing for any of the following, with respect to options or stock appreciation rights with exercise prices per share greater than the fair market value of a Share (“Underwater Awards”): either the cancellation of such outstanding Underwater Awards in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of such outstanding Underwater Awards to reduce the exercise price; the grant of new full value awards in exchange for the cancellation of such outstanding Underwater Awards; or the cancellation of such outstanding Underwater Awards in exchange for cash payments. Full value awards generally refers to awards granted under the Plan that are settled in Shares, excluding any options and stock appreciation rights, and restricted stock purchase rights or other stock-based awards for which the Company receives payment equal to the fair market value at grant of the shares subject to such award.

Eligibility. Awards may be granted to employees and consultants of the Company or any parent or subsidiary corporation or other affiliated entity of the Company, and members of the Board. However, incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of March 31, 2024, there are approximately 141 such employees (including five executive officers of the Company), no such consultants, and six such non‑employee directors who would be eligible to participate in the Plan.

Stock Options. The Plan permits the grant of options as nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price per share of an option may not be less than the fair market value of a Share on the date of grant, other than certain options granted in assumption or substitution for another option in connection with certain corporate transactions. However, any incentive stock option granted to a person who at the time of grant owns stock with more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a Share on the date of grant.

The Plan provides that the option exercise price may be paid in cash or in the Committee’s discretion and subject the terms of the Plan, by cashless exercise (generally referring to irrevocable instructions delivered to a broker to assign to the Company the proceeds of a disposition of shares being exercised under the award); net exercise (generally referring to the reduction of shares otherwise issuable upon option exercise having a fair market value that covers the aggregate exercise price of the exercised Shares); a tender to the Company, or attestation of ownership, of Shares owned by the participant having a fair market value covering the aggregate exercise price for the exercised Shares; such other lawful consideration as approved by the Committee; or any combination of these.

The Committee determines the terms and conditions of options, including vesting and exercisability. The maximum term of any option granted under the Plan is ten years or such shorter period specified in the award agreement, and an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, any unvested option will terminate immediately upon the participant’s termination of service, and a vested option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s disability or death (or such death occurs within three months of service termination or such shorter or longer period that the Committee may specify), the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date. If the exercise of an option is prevented due to certain conditions preventing the lawful issuance of Shares under the option, the option will remain exercisable until the later of 30 days after the date such exercise no longer will be so prevented, or the end of the option’s post-termination exercise period, but in any event no later than the option’s expiration date. Notwithstanding any Plan provision to the contrary, if a participant’s service is terminated for cause or if, following the participant’s termination and during the period the option otherwise would remain exercisable, the participant engages in any act that would constitute cause, the option will terminate immediately.

Stock Appreciation Rights. The Plan permits the grant of stock appreciation rights either in tandem with an option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the related option for Shares or the exercise of such Tandem SAR. A Tandem SAR is exercisable only at the time and only to the extent that the related option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to the terms and conditions specified by the Committee. The exercise price per share of each stock appreciation right may not be less than the fair market value of a Share on the date of grant, other than certain stock appreciation rights granted in assumption or substitution for other stock appreciation rights, such as in connection with certain corporate transactions.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the exercised Shares over the aggregate exercise price for such Shares. Payment upon exercise of a Tandem SAR may be made only in Shares, while payment upon exercise of a Freestanding SAR may be made in cash and/or Shares. A Tandem SAR will terminate no later than the date the related option expires or is terminated or cancelled. The maximum term of any Freestanding SAR is ten years. If, on the date on which an exercisable stock appreciation right would terminate or expire, the exercise of such stock appreciation right would result in payment to its holder, then such stock appreciation right automatically will be deemed exercised as of such date. The Company may elect to discontinue such deemed exercise at any time or to restrict such deemed exercise to certain groups of participants. The terms and conditions relating to the period of exercisability following termination of service with respect to options (as summarized further above) generally also apply to stock appreciation rights.

Restricted Stock Awards. The Plan permits the grant of restricted stock awards either in the form of a restricted stock purchase right, giving a participant a right to purchase Shares, or in the form of a restricted stock bonus, pursuant to which Shares are granted to the participant, in consideration for services rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase rights. A restricted stock purchase right will be exercisable for such period determined by the Committee, which will not exceed thirty (30) days from the award’s date of grant. Subject to the terms of the Plan, a participant may pay the purchase price under a restricted stock purchase right in cash, other consideration as the Committee approves and as permitted by applicable law, or in any combination of these methods.

Restricted stock awards may (but need not) be subject to vesting conditions as the Committee specifies, which may include service and/or the attainment of one or more performance goals which may be those described below in connection with performance shares and performance units. Participants holding restricted stock generally will have the rights of a stockholder with respect to the Shares subject to the award, including the right to vote and receive any dividends and other distributions paid with respect to such Shares, except that such dividends or distributions will be subject to the same restrictions as the applicable Shares under the restricted stock award on which they were paid.

Unless otherwise provided by the Committee, if a participant’s service terminates for any reason, the Company will have the ability to repurchase for the purchase price paid by the participant any shares acquired by the participant under a restricted stock purchase right that remain unvested and the participant will forfeit to the Company any then unvested shares under a restricted stock bonus.

Restricted Stock Units. The Plan permits the grant of restricted stock units, or RSUs, which represent unfunded bookkeeping entries generally granting rights to receive Shares or, if determined by the Committee in the award agreement, in lieu thereof a cash payment equal to the fair market value thereof. No monetary payment is required for receipt of RSUs. The Committee may (but need not) require that the RSUs be subject to vesting, including based on service, or the attainment of one or more performance goals which may be those described below in connection with performance shares and performance units. Unless otherwise provided by the Committee, if a participant’s service terminates for any reason, the participant will forfeit any then unvested RSUs.

Performance Shares and Performance Units. The Plan permits the grant of performance shares and performance units (“Performance Awards”), which generally consist of unfunded bookkeeping entries granting the right to receive payment upon attainment of applicable performance goals. Unless determined otherwise by the Committee, each performance share will have an initial value equal to the fair market value of a Share at grant, and each performance unit will have an initial value established by the Committee at grant. Performance Awards may be settled in cash, Shares, or a combination of both.

The Committee will establish one or more performance goals applicable to a Performance Award and such other terms and conditions for determining the final value and any payout under the award. The Committee, in its discretion, will determine the performance goals under a Performance Award, which may include, but are not limited to: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; total stockholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; and completion of an identified special project and completion of a joint venture or other corporate transaction and personal performance objectives established for an individual participant or group of participants. To prevent the dilution or enlargement of a participant’s rights with respect to a Performance Award, the Committee may make certain appropriate adjustments (whether positive or negative) in the method of calculating any applicable performance measures for the applicable performance period. The Committee also may make adjustments to amounts payable under a Performance Award to reflect the participant’s individual job performance or other factors determined by the Committee. Following completion of the applicable performance period, the Committee will determine the extent to which the applicable performance goals have been attained during the performance period and the resulting value to be paid to the participant.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. Unless otherwise provided by the Committee, if a participant’s service terminates before completion of the performance period, the Performance Award will be forfeited.

Cash-Based Awards and Other Stock-Based Awards. The Plan permits the grant of cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will be denominated in Shares, may be expressed in terms of Shares or units based on Shares, or may provide for the transfer of Shares or payment in cash or otherwise of amounts based on the value of Shares.

Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals, including goals similar to those described above in connection with Performance Awards. Settlement of awards may be in cash, Shares or other securities, or a combination thereof, as determined by the Committee. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Dividend Equivalent Rights. Participants generally have no voting rights or rights to receive dividends with respect to any awards until Shares are issued under such awards to the participant. However, the Committee may grant dividend equivalent rights with respect to Shares subject to any RSUs, performance shares, or stock-based awards, which generally would credit the participant with the right to receive cash or additional Shares under the award equal to any cash dividends. Dividend equivalent rights are subject to the same vesting conditions and settlement terms as the applicable Shares subject to the award.

Non-Transferability. Awards granted under the Plan generally are nontransferable by the participant other than by will or by the laws of descent and distribution. Shares acquired pursuant to a restricted stock award may not be transferred until vested, except pursuant to an Ownership Change Event or by will or the laws of descent and distribution. Options, stock appreciation rights, and restricted stock purchase rights generally are exercisable during the participant’s lifetime only by the participant. However, the Committee may permit an option, Tandem SAR related to a nonstatutory stock option, or Freestanding SAR to be assigned or transferred to certain family members or certain trusts or certain other limited entities and, in the case of an incentive stock option, to the extent that the transfer will not disqualify its tax qualification status as an incentive stock option.

Change in Control. Upon a Change in Control (as defined in the Plan), outstanding awards under the Plan will be subject to the definitive agreement entered into by the Company in connection with such Change in Control. The Committee in its discretion may provide for acceleration of exercisability, vesting, or settlement of awards in connection with a Change in Control, including in relation to the termination of a participant’s service before, upon or after a Change in Control. Upon a Change in Control, without the consent of any participant, any awards (or portions of awards) that are denominated in Shares may be cancelled in exchange for cash, stock or other property, and any outstanding awards (or portions of awards) may be assumed or continued, or substituted with substantially equivalent awards with respect to the acquirer’s stock. Any awards (or portions of awards) not assumed or otherwise continued will terminate upon the Change in Control. Any awards granted under the Plan to a non‑employee director as compensation for service as a non‑employee director that are not assumed, continued, or substituted in a Change in Control will accelerate vesting in full.

For purposes of the Plan, a “Change in Control” generally means the occurrence of any one or more of the following: (a) a person (with certain exceptions described in the Plan) acquiring beneficial ownership of more than 50% of the total fair market value or total combined voting power of the Company’s securities entitled to vote in the election of the Company’s directors; (b) a date specified by the Committee after stockholders have approved a plan of complete liquidation or dissolution of the Company; or (c) an Ownership Change Event or series thereof in which Company stockholders immediately before such event or series do not retain more than 50% beneficial ownership of the total combined voting power of securities entitled to vote generally in the election of the Company’s directors or (if applicable) the entity to which the assets of the Company are transferred. However, a Change in Control will not include a transaction described in either of the foregoing clauses (a) or (c) if a majority of the members of the board of directors of the continuing or surviving or successor entity, or its parent, immediately after such transaction, consists of incumbent directors.

For purposes of the Plan, an “Ownership Change Event” generally means (a) a sale or exchange of more than 50% of the total combined voting power of the Company’s securities entitled to vote in the election of the Company’s directors; (b) a merger or consolidation in which the Company is a party; or (c) the sale, exchange or transfer of all or substantially all of the Company’s assets (other than to one or more subsidiaries of the Company).

Withholding. The Company may deduct from the Shares issuable to a participant upon the exercise or settlement of an award, or to accept from the participant the tender of, Shares having a fair market value equal to all or any part of any applicable tax withholding obligations. The fair market value of any Shares used to satisfy any such tax withholding obligations will not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a participant to direct a broker, upon the vesting, exercise, or settlement of an award, to sell a portion of the shares subject to the award to cover the applicable tax withholding obligations and to remit such tax withholding amount to the Company in cash.

Amendment, Suspension or Termination. The Committee may amend, suspend, or terminate the Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of Shares authorized for issuance under the Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law, regulation, or rule, including the rules of any stock exchange on which the Shares are then listed.

The Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the Plan following the tenth anniversary of the date of approval of the Plan’s adoption by the Board which approval occurred on May 12, 2021. No amendment, suspension or termination of the Plan may materially adversely affect an outstanding award without participant consent, unless necessary or advisable to comply with any applicable law, regulation, or rule.

Clawback. To the extent that any clawback or similar provisions applicable to awards under the Plan are required by applicable law, listing standards and/or policies adopted by the Company, awards under the Plan will be subject to such provisions. In addition, the Committee may specify in an award agreement that the participant’s rights, payments, and benefits under an award will be subject to reduction, cancellation, forfeiture, or recoupment upon specified events, which may include, for example, termination of service for cause. The Plan further provides that, if the Company is required to prepare an accounting restatement due to the Company’s material noncompliance, as result of misconduct, with any financial reporting requirement under securities laws, then any participant who knowingly or through gross negligence engaged in misconduct or failed to prevent the misconduct, and any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, will be required to reimburse the Company for any payments under awards received within 12 months following public issuance or SEC filing of the financial document embodying such financial reporting requirement, and any profits realized from sale of Company securities during such 12-month period.

New Plan Benefits

Our executive officers and non‑employee directors have an interest in this proposal because they are eligible to receive awards under the Plan, including that non-employee directors are eligible to receive certain automatic awards as specified in our non‑employee director compensation policy, as discussed above in the section titled “Non‑Employee Director Compensation.” As of the date of the Annual Meeting and pursuant to our non‑employee director compensation policy, each individual who is a non‑employee director automatically will be granted an award of RSUs under the Plan with a value of $150,000 (the “Annual Awards”).

The following table sets forth the grant date fair value of the Annual Awards to be granted to our non‑employee directors on the date of the Annual Meeting, subject to the non-employee director’s continued service on the Board through such date. The number of Shares that will be subject to these Annual Awards will not be known until their date of grant. As of February 29, 2024, the closing price of a share of our Class A Common Stock was $2.90. If our stockholders do not approve at the Annual Meeting the amendment and restatement of the Plan to increase the Shares issuable under the Plan, then the Plan will continue under its current terms, without the Share Increase, until its automatic termination in 2031 (unless earlier terminated by the Committee).

Name of Non-Employee Director or Group	Grant Date Fair Value of Restricted Stock Units ($)	Number of Shares Subject to Restricted Stock Units (#)
Ann Sperling	150,000	―(1)
Frederick Tuomi	150,000	―(1)
Bruce Strohm	150,000	―(1)
Alana Beard	―	―(1)
John Dorman	150,000	―(1)
Alison Dean	150,000	―(1)
All current directors who are not executive officers, as a group	750,000	―(1)
(1)
The number of Shares subject to each such RSU award will be determined by dividing $150,000 by the closing price of a Share on the grant date, with any resulting fractional Share rounded down to the nearest whole Share.

Number of Awards Granted to Employees and Directors.

The awards that an employee, Board member, or consultant may receive under the Plan cannot be determined in advance because the granting of such awards is subject to the discretion of the Committee (other than the awards for our non-employee directors described above, which are automatically granted). The following table sets forth the grant date fair value and number of Shares subject (at grant) to awards granted under the Plan during our fiscal year 2023, with respect to options and restricted stock units to the individuals and groups set forth in the table below.

Name of Individual or Identity of Group and Principal Position	Grant Date Fair Value of Stock Options ($)	Number of Shares Subject to Stock Options (#)	Aggregate Grant Date Fair Value of Restricted Stock Units ($)	Number of Shares Subject to Restricted Stock Units (#)
Lucas Haldeman, Chief Executive Officer	2,500,000	1,276,935	―	―
Isaiah DeRose-Wilson, Chief Technology Officer	400,000	204,309	―	―
Robyn Young, Chief Marketing Officer	400,000	204,309	―	―
Hiroshi Okamoto, former Chief Financial Officer	400,000	204,309	―	―
All current executive officers, as a group (6 individuals)	4,000,000	2,043,094	375,000	143,728
All current directors who are not executive officers, as a group (6 individuals)	―	―	749,988	208,330
All employees, including all current officers who are not executive officers, as a group	1,354,523	660,810	4,555,481	1,580,872

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances. Tax consequences for any particular individual may be different.

Incentive Stock Options. A participant generally recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code (unless, in the case of exercise, the participant is subject to alternative minimum tax). Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “Disqualifying Disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Such capital gain or loss will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a Disqualifying Disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the excess if any of the fair market value of the shares on the date when the option is exercised over the exercise price paid. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. Such capital gain or loss will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares no longer are subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the IRS no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to any applicable income and employment tax withholdings. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the excess, if any, of the fair market value of the shares on the determination date over the price paid, will be taxed as capital gain or loss. Such capital gain or loss will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of an RSU, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to any applicable income and employment tax withholdings. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the excess if any of the fair market value of the shares on the determination date (as defined above under “Restricted Stock”) over any price paid, will be taxed as capital gain or loss. Such capital gain or loss will be treated as long-term or short-term capital gain or loss, depending on how long the shares were held by the participant.

Section 409A. Section 409A of the Code (“Section 409A”) provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Medicare Surtax. A participant’s annual “net investment income,” as defined in Section 1411 of the Code, may be subject to a 3.8% federal surtax. Net investment income may include capital gain and/or loss arising from the disposition of Shares issued pursuant to awards granted under the Plan. Whether a participant’s net investment income will be subject to this surtax will depend on the participant’s level of annual income and other factors.

Tax Effect on the Company. We generally should be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). However, special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” as determined under Section 162(m) of the Code (“Section 162(m)”) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified individuals generally will be deductible only to the extent that it does not exceed $1,000,000.

Summary

The Board believes that it is in the best interests of the Company and our stockholders to continue to provide employees, consultants, and directors with the opportunity to acquire an ownership interest in the Company through the grant of equity awards under the Plan and thereby encourage them to remain in our service and more closely align their interests with those of our stockholders.

Vote Required for Approval

To be approved, this proposal must be approved by a majority in voting power of the votes cast by the stockholders present in person or by proxy, meaning that the votes cast by the stockholders FOR the approval of the proposal must exceed the number of votes cast AGAINST the approval of the proposal. If a stockholder votes to ABSTAIN, it is not counted as a vote cast and has no effect as a vote on the outcome of this proposal.

Recommendation of the Board of Directors

The Board unanimously recommends that stockholders vote FOR the approval of the Company’s 2021 Equity Incentive Plan, as amended and restated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our Class A Common Stock as of February 29, 2024:

▪
each of our named executive officers;
▪
each of our directors;
▪
all directors and executive officers as a group; and
▪
each person, or group of affiliated persons, known by us to beneficially own more than five percent of our Class A Common Stock.

The percentage of shares beneficially owned shown in the table is based on 203,868,714 shares of Class A Common Stock outstanding as of February 29, 2024. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our capital stock subject to options, restricted stock units, or other rights held by the person that are currently exercisable or exercisable within 60 days of February 29, 2024. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all shares of our Class A Common Stock shown as beneficially owned by them. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. Except as otherwise noted below, the address for persons listed in the table is c/o SmartRent, Inc., 8665 E. Hartford Drive, Suite 200, Scottsdale, Arizona 85255. The information provided in the table below is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

	Shares Beneficially Owned	% of Voting Power(†)
	Class A Common Stock
5% Holders
Lucas Haldeman(1)	15,813,740	7.6%
Entities affiliated with The Vanguard Group(2)	19,857,242	9.7%
Entities affiliated with BlackRock, Inc.(3)	14,918,760	7.3%
Directors and Named Executive Officers
Lucas Haldeman(1)	15,813,740	7.6%
Frederick Tuomi(4)	927,797
Bruce Strohm(5)	226,561
Alana Beard(6)	67,412
John Dorman(7)	56,412
Ann Sperling(8)	56,412
Alison Dean	―
Isaiah DeRose-Wilson(9)	1,536,302
Robyn Young(10)	85,467
Hiroshi Okamoto(11)	87,447
All directors and executive officers as a group (11 individuals)(12)	18,965,211	9.0%

* Denotes less than 1%.

† Each share of Class A Common Stock will be entitled to one vote per share.

(1)
Consists of (i) 11,379,205 shares of Class A Common Stock owned by Mr. Haldeman and his spouse, (ii) 4,384,875 shares of Class A Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of February 29, 2024 held by Mr. Haldeman, and (iii) 49,660 shares of Class A Common Stock issuable pursuant to vesting of restricted stock units within 60 days of February 29, 2024 held by Mr. Haldeman and his spouse.
(2)
Based upon information contained in a Schedule 13G filed on February 13, 2024, entities affiliated with The Vanguard Group (“Vanguard”) beneficially own 19,857,242 shares of Class A Common Stock. The address for Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(3)
Based upon information contained in a Schedule 13G filed on January 26, 2024, entities affiliated with BlackRock, Inc. (“BlackRock”) beneficially own 14,918,760 shares of Class A Common Stock. The address for BlackRock is 50 Hudson Yards, New York, NY 10001.
(4)
Consists of (i) 598,913 shares of Class A Common Stock held by FCT Fund, LTD, of which Frederick Tuomi is an indirect owner, (ii) 141,827 shares of Class A Common Stock held by Frederick Tuomi individually, and (iii) 187,057 shares of Class A Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of February 29, 2024.
(5)
Consists of 226,561 shares of Class A Common Stock held by Bruce Strohm.
(6)
Consists of 67,412 shares of Class A Common Stock held by Alana Beard.
(7)
Consists of 56,412 shares of Class A Common Stock held by John Dorman.
(8)
Consists of 56,412 shares of Class A Common Stock held by Ann Sperling.
(9)
Consists of (i) 48,449 shares of Class A Common Stock held by Isaiah DeRose-Wilson, (ii) 1,472,690 shares of Class A Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of February 29, 2024, and (iii) 15,163 shares of Class A Common Stock subject to vesting of restricted stock units within 60 days of February 29, 2024.
(10)
Consists of (i) 30,192 shares of Class A Common Stock held by Robyn Young, (ii) 51,077 shares of Class A Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of February 29, 2024, and (iii) 4,198 shares of Class A Common Stock subject to vesting of restricted stock units within 60 days of February 29, 2024.
(11)
Consists of (i) 27,974 shares of Class A Common Stock held by Hiroshi Okamoto, (ii) 51,077 shares of Class A Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of February 29, 2024, and (iii) 8,396 shares of Class A Common Stock subject to vesting of restricted stock units within 60 days of February 29, 2024.
(12)
Consists of (i) 12,695,121 shares of Class A Common Stock, (ii) 6,185,084 shares of Class A Common Stock issuable pursuant to outstanding stock options exercisable within 60 days of February 29, 2024, and (iii) 85,006 shares of Class A Common Stock issuable pursuant to vesting of restricted stock units within 60 days of February 29, 2024.

EXECUTIVE OFFICERS

The biographical information for each of our executive officers, including our named executive officers, as of the date of this Proxy Statement is set forth below, except Mr. Haldeman, our Chief Executive Officer. Mr. Haldeman also serves as a director on our Board and his biographical information is set forth above in the section titled “Proposal 1–Election of Directors–Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders.”

Name	Age	Position
Lucas Haldeman	46	Chief Executive Officer
Daryl Stemm	63	Chief Financial Officer
Isaiah DeRose-Wilson	40	Chief Technology Officer
Robyn Young	48	Chief Marketing Officer
Kristen Lee	46	General Counsel and Corporate Secretary

Daryl Stemm has served as the Chief Financial Officer of SmartRent since November 2023. From December 2021 to November 2023, Mr. Stemm was the Senior Vice President, Finance of SmartRent, and from January 2020 to December 2021 was the Director, Financial Reporting. From July 2018 to January 2020, Mr. Stemm was the Director, SEC Reporting of Best Western International, Inc. From 2017 to 2018, he was the Director, SEC Reporting of Invitation Homes (NYSE: INVH). From 2001 to 2009, he served as the Chief Financial Officer of Home Director, Inc. From 1989 to 1998, he served as the Chief Financial Officer of Catalyst Semiconductor, Inc. He holds a Bachelor of Business Economics, Accounting from the University of California, Santa Barbara.

Isaiah DeRose-Wilson has served as the Chief Technology Officer for SmartRent since November 2017 and is a co-founder. Prior to joining SmartRent, from 2016 to 2017, he led the technology team at Consolidated Knowledge, a real estate-focused technology consulting company, where he focused on technology strategies for the real estate sector. From 2013 to 2016, Mr. DeRose-Wilson was the Director of Engineering for Colony Starwood Homes (formerly NYSE: SFR and now part of Invitation Homes Inc. (NYSE: INVH)), developing technological advancements in property management and tenant experiences.

Robyn Young has served as the Chief Marketing Officer of SmartRent since May 2022. Ms. Young previously served as Chief Marketing Officer of Western Alliance Bank, Member FDIC, and primary subsidiary of Western Alliance Bancorporation (NYSE: WAL) from July 2014 to April 2022. Prior to her position at Western Alliance Bank, from May 2011 to July 2014, Ms. Young served as Executive Vice President for Marketing and Communications at RED Development, a regional commercial real estate owner and developer. Early in her career, Ms. Young held increasingly senior positions at The Macerich Company (NYSE: MAC). She currently serves as a member of the board of directors of the non-profit organization, the Florence Immigrant and Refugee Rights Project. Ms. Young received a Bachelor of Science degree in finance from the University of Arizona.

Kristen Lee is the General Counsel and Corporate Secretary of SmartRent. Ms. Lee has served in this role since 2023, and previously as Deputy General Counsel since January 2022. Prior to joining SmartRent, Ms. Lee was the Assistant General Counsel at Grand Canyon University from August 2019 to September 2021 and worked as Senior Corporate Counsel at Republic Services, Inc. (NYSE: RSG) from September 2021 to January 2022. Prior to that she was the Attorney Development Manager at the law firm Snell & Wilmer from November 2017 to August 2019. From August 2015 to November 2017, Ms. Lee practiced at the law firm Fennemore Craig, P.C. Previously in her career, Ms. Lee served as an Assistant United States Attorney for the Central District of California from October 2009 to July 2015 after practicing at the law firm Waller Lansden Dortch & Davis (now Holland & Knight) from September 2005 to June 2009. Ms. Lee received a Bachelor of Science degree in Communication from Arizona State University and a Juris Doctorate from the Pepperdine University Caruso School of Law, with a certificate from the Palmer Center for Entrepreneurship and Technology Law.

EXECUTIVE COMPENSATION

Our named executive officers, consisting of our principal executive officer and the next two most highly compensated executive officers as of December 31, 2023, and one additional individual for whom disclosure would have been provided as one of such next two most highly compensated executive officers but for such individual not serving as an executive officer as of December 31, 2023, were:

●
Lucas Haldeman, Chief Executive Officer;
●
Isaiah DeRose-Wilson, Chief Technology Officer;
●
Robyn Young, Chief Marketing Officer; and
●
Hiroshi Okamoto, Former Chief Financial Officer.

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions, and other actions. Our compensation committee, from time to time as it may determine necessary or desirable, receives recommendations from our Chief Executive Officer regarding short- and long-term compensation for all executive officers (other than himself) based on our results, the individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations, together with any other data and factors that it may deem relevant, and makes decisions as to total compensation for each executive officer, as well as each individual compensation component.

Our compensation committee is authorized, in its sole discretion, to retain the services of one or more compensation consultants, outside legal counsel and such other advisers as necessary to assist with the execution of its duties and responsibilities. For 2023, the compensation committee continued to engage Semler Brossy Consulting Group, LLC (“Semler Brossy”) to act as its independent compensation consultant. During 2023, Semler Brossy’s work with the compensation committee included analysis, advice, and recommendations on best practices and market analysis.

Semler Brossy reports directly and solely to the compensation committee and performs compensation consulting services for the compensation committee at its request. Semler Brossy is not engaged to perform services directly for our management. The compensation committee has concluded that no conflict of interest exists with respect to its engagement of Semler Brossy nor are there other factors that would adversely impact Semler Brossy’s independence in advising the compensation committee under applicable SEC and NYSE rules.

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to our named executive officers during fiscal 2022 and 2023.

Name and Principal Position	Year	Salary ($)	Equity Awards ($)	Non-Equity Incentive Compensation ($)	All other Compensation(1) ($)	Total ($)
Lucas Haldeman	2023	750,000	2,500,000(2)	949,894(3)	22,500	4,222,394
Chief Executive Officer	2022	781,250	1,068,845	468,750	20,500	2,339,345
Isaiah DeRose-Wilson	2023	325,000	400,000(2)	226,559(3)	17,549	969,108
Chief Technology Officer	2022	325,000	549,293	127,269	16,950	1,018,513
Robyn Young	2023	315,000	400,000(2)	228,299(3)	11,550	954,849
Chief Marketing Officer	2022	196,875	400,000	109,982	0	706,857
Hiroshi Okamoto(4)	2023	400,000	400,000(2)	163,740(3)	20,454	984,194
Former Chief Financial Officer	2022	250,000	400,000	128,022	5,231	783,253

(1)
Represents match of contributions to our 401(k) savings plan, which we provide to all eligible employees.
(2)
Represents the grant date fair market value of option awards granted under the SmartRent 2021 Equity Incentive Plan on January 24, 2023, each of which is scheduled to vest with respect to 25% of the underlying shares on the one-year anniversary of the grant date and annually thereafter in three equal installments, subject to continued employment. These amounts reflect the grant date fair value of the awards, and do not correspond to the actual value that will be realized by the named executive officer. See the notes to our financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for a discussion of all assumptions made by us in determining the FASB ASC Topic 718 values of our equity awards.
(3)
Represents a cash incentive award to our named executive officers for the year ended December 31, 2023.
(4)
Mr. Okamoto resigned from his position as Chief Financial Officer effective November 14, 2023, but remained employed with the Company until December 31, 2023.

Narrative Disclosure to the Summary Compensation Table

The following is a brief description of the compensation arrangements we have with each of our named executive officers and other compensation paid to our named executive officers.

Overview

This Executive Compensation section sets forth certain information regarding the compensation earned by our named executive officers for the year ending December 31, 2023, as well as stock option awards and RSUs held by our named executive officers as of December 31, 2023. To date, the compensation packages for our named executive officers primarily consist of base salary, an annual cash incentive bonus, equity awards, and limited employee benefits that are generally available to Company employees.

Base Salary

Base salary is a fixed element within a total compensation package intended to attract and retain the talent necessary to successfully manage our business and execute our business strategies. Base salary for our named executive officers is established based on the scope of their responsibilities, taking into account relevant experience, internal pay equity, tenure, market data and other related input from Semler Brossy, and other factors that our compensation committee deems relevant.

In the fiscal year ended December 31, 2023 (“fiscal 2023”), each of our named executive officers received an annual base salary as follows:

Name	Annual Base Salary ($)
Lucas Haldeman	750,000
Isaiah DeRose-Wilson	325,000
Robyn Young	315,000
Hiroshi Okamoto	400,000

Annual Incentives

In order to directly tie a portion of each named executive officer’s compensation to our financial and operational objectives of the applicable fiscal year, we include annual cash incentives in the executive compensation program. The compensation committee determines, and recommends to the Board for approval, the performance metrics, applicable performance targets for the metrics, target payout opportunities, and other terms and conditions of the annual cash incentives for all of our executive officers, including our named executive officers. Following the end of the fiscal year, the compensation committee reviews our company performance against the performance targets to recommend to the Board to approve the final amount of the award that is payable to the executive officers. For fiscal 2023, the cash incentive targets for our named executive officers were established as a percentage of base salary as follows:

Name	Target Cash Incentive Opportunity as a Percentage of Base Salary
Lucas Haldeman	125%
Isaiah DeRose-Wilson	60%
Robyn Young	60%
Hiroshi Okamoto	60%

Following the completion of the fiscal year, the compensation committee reviewed and recommended, and the Board approved, the extent to which performance goals were met and the final annual cash incentives to be paid to our named executive officers. For fiscal 2023, the annual cash incentive paid to Mr. Haldeman was based on: (i) achievement of performance targets relating to the Company’s revenue and adjusted earnings before interest taxes depreciation and amortization (“AEBITDA”) for fiscal year 2023, and (ii) leadership for the 2023 plan year. The fiscal 2023 annual cash incentives paid to Messrs. DeRose-Wilson and Okamoto and Ms. Young were based on: (i) achievement of performance targets relating to the Company’s revenue and AEBITDA for fiscal 2023, (ii) managing expenses within a specified budget for the fiscal year, and (iii) leadership for the 2023 plan year. Each performance goal was allocated a weighting, which was used to determine any payout of the cash incentive attributable to such performance goal. The percentage of payout that would result from attainment of each performance goal was capped at a maximum of 200%.

Name	Annual Cash Incentive Amount ($)	Annual Cash Incentive Amount as Percentage of Base Salary (%)
Lucas Haldeman	949,894	127
Isaiah DeRose-Wilson	226,559	70
Robyn Young	228,299	72
Hiroshi Okamoto	163,741	41

Based on this performance, cash incentive payments to our named executive officers were as follows:

SmartRent 2021 Equity Incentive Plan

We maintain the Plan, pursuant to which we grant equity awards to eligible employees and other service providers, including our named executive officers. Awards granted under the Plan allows us to attract new key employees, retain existing key employees, directors, and other service providers and to align the interests of our employees, directors, and other service providers with the interests of our stockholders. The Plan authorizes our compensation committee to provide incentive compensation in the form of stock options, restricted stock and stock units, performance shares and units, other stock-based awards, and cash-based awards. The maximum aggregate number of shares authorized for issuance under the Plan is 15,500,000 shares, provided that if stockholders approve the amendment and restatement to the Plan as described in further detail in Proposal 3, the maximum aggregate number of shares authorized for issuance under the Plan, as amended and restated, will be 24,400,000 shares. Shares issuable under the Plan will consist of authorized but unissued or reacquired shares or any combination thereof.

Stock options that have been granted under the Plan were granted with an exercise price per share equal to the fair market value of a share of SmartRent’s Class A Common Stock at the date of grant. Such stock options generally have 10-year terms and vest over a four-year period starting from the date specified in each award agreement governing the terms of such stock options. RSUs that have been granted under the Plan represent the right to receive shares of our Class A Common Stock as determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of such RSUs or the shares issued in settlement of the award, Participants have no voting rights or rights to receive cash dividends with respect to such RSUs until the underlying shares of stock are issued in settlement of such awards. Unless otherwise provided by the compensation committee, a participant will forfeit any RSUs which have not vested prior to the participant’s termination of service. Options and RSUs generally may not be transferred by the participant.

Amended and Restated 2018 Stock Plan

Under the SmartRent.com, Inc. 2018 Stock Plan, equity awards previously were granted to eligible Company employees and other service providers. The 2018 Stock Plan authorized the issuance of up to 4,039,803 shares of its common stock. Stock options granted under the 2018 Stock Plan were granted with an exercise price equal to the fair market value of SmartRent.com, Inc.’s common stock at the date of grant. Such stock options generally have 10-year terms and vest over a four-year period starting from the date specified in each agreement. SmartRent.com, Inc.’s RSUs granted under the 2018 Stock Plan generally vest over a four-year period starting from the date specified in each agreement and are not subject to performance conditions.

In connection with the Business Combination, SmartRent assumed all awards then-outstanding under the 2018 Stock Plan, and the 2018 Stock Plan was terminated with respect to the ability to grant awards thereunder. Accordingly, each outstanding SmartRent.com, Inc. RSU and stock option, whether vested or unvested, was converted into an RSU or stock option (as applicable) representing the right to receive shares of SmartRent Class A Common Stock. All awards under the 2018 Stock Plan continue to be governed by the terms, conditions and procedures set forth in the 2018 Stock Plan and any applicable award agreement, notwithstanding the termination of the 2018 Stock Plan.

Executive Incentive Compensation Plan

In January 2024, we adopted the SmartRent, Inc. Executive Incentive Compensation Plan (the “Umbrella Bonus Plan”). The Umbrella Bonus Plan allows the Company to provide incentive awards to employees selected by the administrator of the Umbrella Bonus Plan, including our named executive officers. Pursuant to the Umbrella Bonus Plan, its administrator in its sole discretion may establish a target award for each participant and a bonus pool, with any actual awards to be paid from such bonus pool. The

Umbrella Bonus Plan administrator also may establish any performance goals that will apply to any awards under the Umbrella Bonus Plan. Any such performance goals may include, but are not limited to, the goals listed in the Umbrella Bonus Plan. The performance goals may differ from participant to participant and from award to award.

The Umbrella Bonus Plan will be administered by the Board or a committee appointed by the Board. Unless and until determined otherwise by the Board, the compensation committee of the Board will administer the Umbrella Bonus Plan. The administrator of the Umbrella Bonus Plan may delegate its authority and powers under the Umbrella Bonus Plan to one or more directors and/or officers of the Company, which delegation may be revoked at any time. The Board may administer the Umbrella Bonus Plan concurrently with any committee designated to administer the Umbrella Bonus Plan and may revoke the delegation of some or all authority previously delegated. The administrator of the Umbrella Bonus Plan, at any time before payment of the actual award, may increase, reduce, or eliminate a participant’s actual award, and/or increase, reduce, or eliminate the amount allocated to a bonus pool, based on such factors as it deems relevant. The administrator of the Umbrella Bonus Plan, at any time before payment of an actual award, may add, remove, or modify any applicable performance goals. Actual awards generally will be paid in cash in a single lump sum, provided that the Umbrella Bonus Plan administrator has discretion to settle an actual award with the grant of an equity award pursuant to the Company’s applicable equity plan as may be in effect from time to time. To earn an actual award, a participant must be employed with the Company (or its subsidiaries or other affiliates, as applicable) through the date the actual award is paid unless otherwise determined by the Umbrella Bonus Plan administrator. Payment of an actual award generally will be made as soon as practicable after the end of the applicable performance period and after the actual award is approved by the Umbrella Bonus Plan administrator.

The administrator of the Umbrella Bonus Plan has the authority to modify, amend, suspend, or terminate the Umbrella Bonus Plan, or any part of the Umbrella Bonus Plan, at any time, provided that such action does not materially impair or materially alter any rights or obligations of any actual award earned by a participant absent such participant’s consent. The Umbrella Bonus Plan will remain in effect until terminated in accordance with its terms.

Executive Employment Agreements

We have entered into executive employment agreements with each of our named executive officers (as amended, the “Employment Agreements”). The Employment Agreements generally provide for at-will employment and set forth the named executive officer’s annual base salary, subject to adjustment. The Employment Agreements provide that each named executive officer is eligible to participate in our group medical health and accident, group insurance, and similar benefit plans as well as our retirement plan. Each named executive officer additionally executed our form employee confidentiality and proprietary rights agreement and an employee arbitration agreement. Pursuant to the Employment Agreements, our named executive officers are additionally eligible for termination benefits upon a termination of employment by SmartRent within 12 months after or three months before a “Change in Control” other than due to death, disability, or for “Cause” or by the named executive officer for “Good Reason,” which prior to amendment on January 1, 2024 (as described below), had provided for a severance payment equal to six months of the named executive officer’s base salary, the cost of premiums required for continued group health care coverage for a period of six months, and immediate vesting of equity grants made to the named executive officer pursuant to the 2018 Stock Plan or in the case of Ms. Young, pursuant to the 2018 Stock Plan and the Plan. On January 1, 2024, we entered into amendments to the executive employment agreements with each of Messrs. Haldeman and DeRose‑Wilson and Ms. Young. The amendments increased the severance payments each of such named executive officers is eligible for upon a termination of employment by SmartRent within twelve months after or three months before a “Change in Control” other than due to death, disability, or for “Cause” to be twelve months of the named executive officer’s base salary, or twenty‑four months in the case of Mr. Haldeman. The amendments also increase the period for which each of the named executive officers is eligible for reimbursement of the premiums required for continued group health care coverage to be for a twelve-month period, or twenty-four months in the case of Mr. Haldeman, and with respect to Messrs. Haldeman and DeRose-Wilson, the immediate vesting of equity grants includes those awards granted under the 2018 Stock Plan and the Plan. The severance benefits under each

Employment Agreement are subject to the named executive officer agreeing to a general release of claims in favor of the Company, any surviving obligations under his or her employee confidential information and inventions agreement with the Company (including post-employment non‑disparagement and nondisclosure of proprietary information), and non-disparagement obligations by the named executive officer.

For purposes of the Employment Agreements, the term “Change in Control” as defined in the 2018 Stock Plan generally means the occurrence of one or more of the following: (a) an ownership change event or series thereof in which our stockholders immediately before such event or series do not retain more than 50% beneficial ownership of the total combined voting power of securities entitled to vote generally in the election of our directors or (if applicable) the entity to which our assets are transferred, or (b) a date specified by the Board after stockholders have approved a plan of complete liquidation or dissolution of our company. However, a Change in Control under such executive employment agreements will not include a transaction described in the foregoing clause (a) if a majority of the members of the board of directors of the continuing or surviving or successor entity, or its parent, immediately after such transaction, consists of incumbent directors. For purposes of such definition, an “ownership change event” generally means (i) a sale or exchange of more than 50% of the total combined voting power of our securities entitled to vote in the election of our directors; (ii) a merger or consolidation in which we are a party; or (iii) the sale, exchange, transfer, or exclusive licensing of all or substantially all of our assets (other than a sale, exchange, or transfer to one or more of our subsidiaries).

For purposes of the Employment Agreements, the term “Change in Control” as defined in the Plan generally means the occurrence of any one or more of the following: (a) a person (with certain exceptions described in the Plan) acquiring beneficial ownership of more than 50% of the total fair market value or total combined voting power of our securities entitled to vote in the election of our directors; (b) a date specified by the administrator of the Plan after stockholders have approved a plan of complete liquidation or dissolution of our company; or (c) an ownership change event or series thereof in which our stockholders immediately before such event or series do not retain more than 50% beneficial ownership of the total combined voting power of securities entitled to vote generally in the election of our directors or (if applicable) the entity to which our assets are transferred. However, a Change in Control will not include a transaction described in either of the foregoing clauses (a) or (c) if a majority of the members of the board of directors of the continuing or surviving or successor entity, or its parent, immediately after such transaction, consists of incumbent directors. For purposes of such definition, an “ownership change event” generally means (i) a sale or exchange of more than 50% of the total combined voting power of our securities entitled to vote in the election of our directors; (ii) a merger or consolidation in which we are a party; or (iii) the sale, exchange or transfer of all or substantially all of our assets (other than to one or more of our subsidiaries).

For purposes of the Employment Agreements, the term “Cause” generally means any of the following: (i) theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any documents or records of ours; (ii) material failure to abide by our code of conduct or other policies; (iii) unauthorized use, misappropriation, destruction or diversion of any of our assets or corporate opportunity; (iv) any intentional act which has a material detrimental effect on our reputation or business; (v) repeated failure or inability to perform any reasonable assigned duties after written notice and continued failure or inability after a cure period; (vi) any material breach of certain employment or service agreements with us which is not cured; or (vii) conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the named executive officer’s ability to perform his or her duties with us. Each Employment Agreement provides for non‑competition and non-solicitation obligations by the named executive officer for six months following his or her separation from the Company.

For purposes of the Employment Agreements, the term “Good Reason” generally means (a) the material diminution or variation of any of material duties or responsibilities or the engagement by SmartRent of unlawful employment practices with respect to the named executive officer, in each case, without the same being corrected within 30 days after being given written notice thereof by the named executive officer, (b) a material reduction in the named executive officer’s base salary, or (c) a breach by SmartRent of the Employment Agreement without the same being corrected within 30 days after being given written notice thereof by the named executive officer.

Retirement Benefits

Other than benefits under our 401(k) plan, we have not provided our named executive officers with any retirement benefits.

Outstanding Equity Awards as of December 31, 2023

The following table presents information regarding outstanding equity awards held by our named executive officers as of December 31, 2023. All awards were granted under our 2018 Stock Plan or Equity Incentive Plan.

			Option Awards				Stock Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Lucas Haldeman	8/17/2019	8/17/2019	2,132,420	–	0.47	10/1/2027	–	–
	11/18/2020	12/18/2020	1,710,269	508,460	0.64	12/18/2030	–	–
	4/19/2021	4/19/2021	–	–	–	–	162,819	519,393
	8/24/2021	8/24/2021	–	–	–	–	57,974	184,937
	1/18/2022	1/18/2022	–	–	–	–	281,598	898,298
	1/24/2023	1/24/2023	–	1,276,935	2.87	1/24/2033	–	–

Isaiah DeRose-Wilson	8/17/2019	8/17/2019	1,421,613	0	0.47	8/17/2029	–	–
	4/19/2021	4/19/2021	–	–	–	–	97,691	311,634
	8/24/2021	8/24/2021	–	–	–	–	4,868	15,529
	1/18/2022	1/18/2022	–	–	–	–	27,778	88,612
	1/24/2023	1/24/2023	–	204,309	2.87	1/24/2033	–	–

Robyn Young	5/09/2022	5/09/2022	–	–	–	–	60,873	194,185
	1/24/2023	1/24/2023	–	204,309	2.87	1/24/2033	–	–

Hiroshi Okamoto	5/09/2022	5/09/2022	–	–	–	–	60,873	194,185
	1/24/2023	1/24/2023	–	204,309	2.87	1/24/2033	–	–

(1)
Each RSU represents a contingent right to receive one share of our Class A Common Stock. RSUs vest with respect to 25% on the first anniversary of the vesting commencement date set forth in the table and monthly thereafter in 36 equal installments.
(2)
The aggregate dollar value of the RSUs is based on $3.19 per unit, the fair market value of our Class A Common Stock on December 31, 2023.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans as of December 31, 2023. All outstanding awards relate to our Class A Common Stock.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuances under Equity Compensation Plans (excluding securities in column (a))
Equity compensation plans approved by security holders	13,617,966(1)	$1.21(2)	13,711,780(3)
Equity compensation plans not approved by security holders	—	N/A	—
Total	13,617,966(1)	$1.21(2)	13,711,780 (3)

(1) Represents RSUs and stock options outstanding under the Plan and the Prior Plan as of December 31, 2023.

(2) Excludes shares issuable upon vesting of outstanding RSUs as of December 31, 2023, as they have no exercise price.

(3) Represents shares of our Class A Common Stock available for issuance under the Plan, the Prior Plan, and the 2021 Employee Stock Purchase Plan (the “ESPP”), in each case, as of December 31, 2023. Awards available for grant under our 2018 Equity Plan and Equity Incentive Plan include stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards. As of December 31, 2023, (i) a total of 8,309,956 shares of Class A Common Stock were available for issuance under the Plan and (ii) a total of 5,410,824 shares of Class A Common Stock were available for issuance under the ESPP, including shares of our Class A Common Stock subject to purchase during the current purchase period as of such date, which commenced on February 1, 2024 (the exact number of which will not be known until the purchase date on July 31, 2024). The ESPP provides that the number of shares reserved and available for issuance under the ESPP will automatically increase each January 1, beginning on January 1, 2022, by the lesser of (a) 2,000,000 shares of our Class A Common Stock, (b) 1% of the outstanding number of shares of our common stock on the immediately preceding December 31, and (c) such lesser number of shares as determined by the Board.

TRANSACTIONS WITH RELATED PERSONS

The following is a summary of transactions, since the beginning of our last fiscal year to which we have been a participant, in which the amount involved exceeded or will exceed $120,000, and in which any of our directors, named executive officers or holders of more than five percent of our capital stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

Registration Rights Agreement

Upon the closing of the Business Combination, we entered into a registration rights agreement with certain stockholders. Pursuant to the terms of the registration rights agreement, (a) any outstanding shares of Class A Common Stock or any of our other equity securities (including shares of Class A Common Stock issued or issuable upon the exercise of any other equity security) held by a restricted stockholder as of the date of the agreement or thereafter acquired by a restricted stockholder and (b) any of our other equity securities issued or issuable with respect to any such share of common stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, will be entitled to registration rights.

The stockholders are each entitled to make up to six demands for registration, excluding short form demands, that we register shares of Class A Common Stock held by these parties. In addition, the stockholders have certain “piggy-back” registration rights. We will bear the expenses incurred in connection with the filing of any registration statements filed pursuant to the terms of the registration rights agreement. We and the stockholders agree in the registration rights agreement to provide customary indemnification in connection with offerings of common stock effected pursuant to the terms of the registration rights agreement.

Employment Arrangements and Equity Grants

We have entered into Employment Agreements with certain of our named executive officers, which include certain termination benefits. For more information regarding these arrangements, see “Executive Employment Agreements” above. We have granted equity awards to our named executive officers and certain members of our Board. For a description of these equity awards, see the sections titled “Executive Compensation” and “Director Compensation.”

Sarah Roudybush, whose spouse is Lucas Haldeman, our Chief Executive Officer and Chairman, is employed by SmartRent as Chief of Staff. Ms. Roudybush earns an annual base salary of $260,000, is entitled to receive a target non-equity incentive compensation equal to 50% of her annual base salary and receives an annual equity award with a grant date fair value of $300,000 at the discretion of the Board. In 2023, Ms. Roudybush earned $676,653, which includes a base salary of $250,000, incentive compensation of $126,653, and stock options of $300,000. Between January 1, 2024 and March 31, 2024, Ms. Roudybush earned approximately $64,000 in base salary and was granted stock options with a grant date fair value of $300,000 on January 23, 2024.

Indemnification Agreements

Our certificate of incorporation contains provisions limiting the liability of directors, and our bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. In addition, we maintain standard policies of insurance under which coverage is provided (i) to our directors and officers against loss arising from claims made by reason of breach of duty or other wrongful act, while acting in their capacity as our directors and officers and (ii) to us with respect to payments which may be made by us to such officers and directors pursuant to any indemnification provision contained in our certificate of incorporation and bylaws or otherwise as a matter of law. We have additionally entered into indemnity agreements with each of our directors and named executive officers. Each indemnity agreement provides for indemnification and advancements by SmartRent of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to us or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

Related Person Transaction Policy

Our audit committee has adopted a written policy and procedures with respect to related person transactions. Under this policy, a transaction constitutes a “related person transaction” if we (including any subsidiary or entity in which we or any of our subsidiaries has a 50% or greater interest, voting power, or profits) was, is, or will be a participant, and in which any related person had, has, or will have a direct or indirect material interest. A related person for the purposes of our policy is any of our named executive officers, our directors and director nominees, beneficial owners of more than five percent of our common stock, any immediate family member of any of the foregoing persons and any person (other than a tenant or employee) sharing the household of the foregoing persons. Since potentially difficult and complex materiality determinations may arise, our policy requires that all transactions with a related person be reported to our chief compliance officer to review the individual facts and circumstances of the transaction, relationship, arrangement, or series thereof, and determine if the transaction qualifies as a related person transaction under the policy.

Our audit committee must review and approve any related person transaction before we participate in the transaction. No member of our audit committee participates in any review, consideration, or approval of any related person transaction with respect to which such member or any of his or her immediate family members is the related person. Our audit committee reports any transaction that the committee has approved under this policy at each meeting of our Board. If we become aware of related person transactions that had not previously approved or ratified under this policy, our audit committee evaluates all options, including, but not limited to, ratification, amendment or termination of the related person transaction based on all of the relevant facts and circumstances available to our audit committee.

In reviewing a related person transaction, our audit committee considers all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to SmartRent; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally. Our audit committee approves only those related person transactions that are in, or not inconsistent with, our best interests and those of our stockholders, as our audit committee determines in good faith.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of such reports. Specific due dates for these reports are prescribed by SEC rules, and we are required to report in this Proxy Statement any failure by directors, executive officers or 10% holders to file such reports on a timely basis. Based on our review of such reports and written representations from our directors and executive officers, we believe that all such filing requirements were timely met during 2023, except for the following filings that were amended due to clerical errors: On February 2, 2023, a Form 4A was filed to separate Lucas Haldeman and Sarah Roudybush’s holdings; On April 6, 2023 a Form 4A was filed to correct an error to Lucas Haldeman’s option grants; On May 19, 2023, a Form 4A was filed to correct a clerical mathematical error in column 5; on September 9, 2023, Hiroshi Okamoto and Robyn Young filed Forms 4A to correct a clerical error to a prior date.

OTHER MATTERS

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the associated proxy to vote on such matters in accordance with their best judgment.

We have filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Stockholders can also access this Proxy Statement, our Annual Report on Form 10-K, at https://investors.smartrent.com, or a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is available without charge upon written request to our Corporate Secretary at 8665 E. Hartford Drive, Suite 200, Scottsdale, Arizona 85255.

* * * * *

By order of the Board,

/s/ Lucas Haldeman

Lucas Haldeman

Chairman of the Board

Scottsdale, Arizona

April 3, 2024

APPENDIX A

Amended and Restated SmartRent, Inc. 2021 Equity Incentive Plan

1.
Establishment, Purpose and term of Plan.
1.1
Establishment. The SmartRent, Inc. 2021 Equity Incentive Plan (the “Plan”) was established effective as of August 24, 2021, the date of the closing of the transactions contemplated by that certain merger agreement entered into by and between SmartRent, Inc., Einstein Merger Corp. I, and Fifth Wall Acquisition Corp. I, following the Plan’s approval by the stockholders of the Company (the “Effective Date”), and is amended and restated effective as of March 19, 2024.
1.2
Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.
1.3
Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the earlier of the date that the Plan was approved by the Board or the stockholders of the Company.
2.
Definitions and Construction.
2.1
Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
(a)
“Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned to such terms for the purposes of registration of securities on Form S-8 under the Securities Act.
(b)
“Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.
(c)
“Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.
(d)
“Board” means the Board of Directors of the Company.

(e)
“Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.
(f)
“Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).
(g)
“Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement (except with respect to a disclosure protected by applicable law); or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
(h)
“Change in Control” means the occurrence of any one or a combination of the following:
(i)
any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii)
an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(dd)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(iii)
a date specified by the Committee following approval by the stockholders of a plan of complete liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.

(i)
“Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.
(j)
“Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers and, in such instances, references herein to the Committee shall mean the Board. Unless the Board specifically determines otherwise, each member of the Committee shall, at the time it takes any action with respect to an Award under the Plan, be a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” under the rules of any stock exchange on which the Stock is listed. However, the fact that a Committee member shall fail to qualify as “non-employee director” or an “independent director” shall not invalidate any Award granted by the Committee which Award is otherwise validly granted under the Plan.
(k)
“Company” means SmartRent, Inc., a Delaware corporation, and any successor corporation thereto.
(l)
“Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.
(m)
“Director” means a member of the Board.
(n)
“Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
(o)
“Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.
(p)
“Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(q)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(r)
“Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
(i)
Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
(ii)
If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of

Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A or Section 422 of the Code to the extent applicable.
(s)
“Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.
(t)
“Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(u)
“Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).
(v)
“Insider” means an Officer, a Director or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
(w)
“Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).
(x)
“Nonemployee Director” means a Director who is not an Employee.
(y)
“Nonemployee Director Award” means any Award granted to a Nonemployee Director as compensation for Service as a Nonemployee Director.
(z)
“Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.
(aa)
“Officer” means any person designated by the Board as an officer of the Company.
(bb)
“Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
(cc)
“Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.
(dd)
“Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).
(ee)
“Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(ff)
“Participant” means any eligible person who has been granted one or more Awards.
(gg)
“Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
(hh)
“Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.
(ii)
“Performance Award” means an Award of Performance Shares or Performance Units.
(jj)
“Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the Performance Period applicable to such Performance Goal(s).
(kk)
“Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.
(ll)
“Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.
(mm)
“Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(nn)
“Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(oo)
“Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
(pp)
“Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(qq)
“Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.
(rr)
“Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a share of Stock or cash in lieu thereof, as determined by the Committee.
(ss)
“Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
(tt)
“SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price thereof.
(uu)
“Section 409A” means Section 409A of the Code.
(vv)
“Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.
(ww)
“Securities Act” means the Securities Act of 1933, as amended.
(xx)
“Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.
(yy)
“Stock” means the Class A common stock of the Company, as adjusted from time to time in accordance with Section 4.3.
(zz)
“Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).

(aaa)
“Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.
(bbb)
“Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
(ccc)
“Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
(ddd)
“Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.
2.2
Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3.
Administration.
3.1
Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
3.2
Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election. To the extent permitted by applicable law, the Committee may, in its discretion, delegate to a committee comprised of one or more Officers the authority to grant one or more Awards, without further approval of the Committee, to any Employee, other than a person who, at the time of such grant, is an Insider, and to exercise such other powers under the Plan as the Committee may determine; provided, however, that (a) the Committee shall fix the maximum number of shares subject to Awards that may be granted by such Officers, (b) each such Award shall be subject to the terms and conditions of the appropriate standard form of Award Agreement approved by the Board or the Committee and shall conform to the provisions of the Plan, and (c) each such Award shall conform to such other limits and guidelines as may be established from time to time by the Committee.
3.3
Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
3.4
Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
(a)
to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;
(b)
to determine the type of Award granted;
(c)
to determine the Fair Market Value of shares of Stock or other property;
(d)
to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(e)
to determine whether an Award will be settled in shares of Stock, cash, other property or in any combination thereof;
(f)
to approve one or more forms of Award Agreement;
(g)
to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h)
to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(i)
to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and
(j)
to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
3.5
Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4 or Section 13.
3.6
Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.
Shares Subject to Plan.
4.1
Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to twenty-four million four hundred thousand (24,400,000) shares, and such shares shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.
4.2
Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash or to the extent that shares are withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced only by the number of shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the net number of shares for which the Option is exercised.
4.3
Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Section 409A and Section 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion and in accordance with Section 409A and Section 424 of the Code to the extent applicable. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.
4.4
Assumption or Substitution of Awards. The Committee may, without affecting the number of shares of Stock reserved or available under this Plan, authorize the issuance or assumption of equity awards under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.
5.
Eligibility, Participation and Award Limitations.
5.1
Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.
5.2
Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
5.3
Incentive Stock Option Limitations.
(a)
Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Section 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed twenty-four million four hundred thousand (24,400,000) shares. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.
(b)
Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c)
Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.
5.4
Nonemployee Director Award Limit. Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with generally accepted accounting principles in the United States) of all Nonemployee Director Awards granted to any Nonemployee Director during any fiscal year of the Company, taken together with any cash compensation paid to such Nonemployee Director for Service as a Nonemployee Director during such fiscal year, shall not exceed $1,000,000.
6.
Stock Options.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1
Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.
6.2
Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
6.3
Payment of Exercise Price.
(a)
Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) if permitted by the Committee, by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
(b)
Limitations on Forms of Consideration.
(i)
Cashless Exercise. A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
(ii)
Stock Tender Exercise. A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole shares of Stock owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
(iii)
Net Exercise. A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.
6.4
Effect of Termination of Service.
(a)
Option Exercisability. Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee or in an Award Agreement, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.
(i)
Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
(ii)
Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service for any reason other than Cause.
(iii)
Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv)
Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
(b)
Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) or an Award Agreement is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.
6.5
Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.
7.
Stock Appreciation Rights.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1
Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
7.2
Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A.
7.3
Exercisability and Term of SARs.
(a)
Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
(b)
Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.
7.4
Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee and set forth in the Award Agreement, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
7.5
Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion. The Company may elect to discontinue the deemed exercise of SARs pursuant to this Section 7.5 at any time upon notice to a Participant or to apply the deemed exercise feature only to certain groups of Participants. The deemed exercise of a SAR pursuant to this Section 7.5 shall apply only to a SAR that has been timely accepted by a Participant under procedures specified by the Company from time to time.
7.6
Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee or in an Award Agreement, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
7.7
Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.
8.
Restricted Stock Awards.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1
Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2
Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.
8.3
Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
8.4
Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.
8.5
Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
8.6
Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to stockholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to stockholders). In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
8.7
Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
8.8
Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
9.
Restricted Stock Units.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1
Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
9.2
Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award,

the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.
9.3
Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
9.4
Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights or dividend rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
9.5
Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6
Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement or an Election (as defined in Section 15.2). Notwithstanding the foregoing, the Committee, in its discretion, may provide in an Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.
9.7
Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
10.
Performance Awards.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1
Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
10.2
Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
10.3
Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
10.4
Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance or other criteria established by the Committee (each, a “Performance Measure”), subject to the following:
(a)
Performance Measures. Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. The Committee may make appropriate adjustments (whether positive or negative) in the method of calculating Performance Measures for a Performance Period, including (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Measures; (iii) to exclude the effects of changes to generally accepted accounting principles; (iv) to exclude the effects of any statutory adjustments to corporate tax rates; (v) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (vi) to exclude the dilutive effects of acquisitions or joint ventures; (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (viii) to exclude the effect of any change in the outstanding shares of Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders other than regular cash dividends; (ix) to exclude the effects of stock-based compensation or the award of an annual cash incentive under any annual incentive program maintained by the Company; (x) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; and (xi) to make other appropriate adjustments selected by the Committee. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, without limitation, as determined by the Committee:
(i)
revenue;
(ii)
sales;
(iii)
expenses;
(iv)
operating income;
(v)
gross margin;
(vi)
operating margin;
(vii)
earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;
(viii)
pre-tax profit;
(ix)
net operating income;
(x)
net income;
(xi)
economic value added;
(xii)
free cash flow;
(xiii)
operating cash flow;
(xiv)
balance of cash, cash equivalents and marketable securities;
(xv)
stock price;
(xvi)
earnings per share;
(xvii)
return on stockholder equity;
(xviii)
return on capital;
(xix)
return on assets;
(xx)
return on investment;
(xxi)
total stockholder return;

(xxii)
employee satisfaction;
(xxiii)
employee retention;
(xxiv)
market share;
(xxv)
customer satisfaction;
(xxvi)
product development;
(xxvii)
research and development expenses;
(xxviii)
completion of an identified special project;
(xxix)
completion of a joint venture or other corporate transaction; and
(xxx)
personal performance objectives established for an individual Participant or group of Participants.

Notwithstanding the foregoing, the Committee retains discretion to select any other Performance Measures whether or not listed herein.

(b)
Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, budget or other standard selected by the Committee.
10.5
Settlement of Performance Awards.
(a)
Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
(b)
Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.
(c)
Notice to Participants. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(d)
Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee and set forth in the Award Agreement. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement or an Election. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.
(e)
Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.
10.6
Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights or dividend rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units.

In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
10.7
Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
(a)
Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
(b)
Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
10.8
Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
11.
Cash-Based Awards and Other Stock-Based Awards.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1
Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.
11.2
Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
11.3
Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.
11.4
Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines and sets forth in the Award Agreement. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.
11.5
Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights or dividend rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.
11.6
Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.
11.7
Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.
12.
Standard Forms of Award Agreement.
12.1
Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a Company-executed Award Agreement, which execution may be evidenced by electronic means.
12.2
Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
13.
Change in Control.
13.1
Effect of Change in Control on Awards. In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the

Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide in an Award Agreement or otherwise for any one or more of the following:
(a)
Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.
(b)
Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable, with appropriate adjustments in accordance with Section 4.3. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
(c)
Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without notice or payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards or, if determined by the Committee and in compliance with Section 409A, as soon as practicable following the date of the Change in Control.
(d)
Adjustments and Earnouts. In making any determination pursuant to this Section 13.1 in the event of a Change in Control, the Committee may, in its discretion, determine that an Award shall or shall not be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, earnouts and similar conditions as the other holders of the Company's Stock, subject to any limitations or reductions as may be necessary to comply with Section 409A or Section 424 of the Code.
13.2
Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b) or otherwise restricted by Section 409A, shall be settled effective immediately prior to the time of consummation of the Change in Control.
13.3
Federal Excise Tax Under Section 4999 of the Code.
(a)
Excess Parachute Payment. If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.
(b)
Determination by Tax Firm. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.
14.
Compliance with Securities Law.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15.
Compliance with Section 409A.
15.1
Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:
(a)
A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.
(b)
Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2
Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A and the Company, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:
(a)
Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.
(b)
Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.
(c)
Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.
15.3
Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:
(a)
No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.
(b)
Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.
(c)
No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.
(d)
Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4
Payment of Section 409A Deferred Compensation.
(a)
Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:
(i)
The Participant’s “separation from service” (as defined by Section 409A);
(ii)
The Participant’s becoming “disabled” (as defined by Section 409A);
(iii)
The Participant’s death;
(iv)
A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;
(v)
A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or
(vi)
The occurrence of an “unforeseeable emergency” (as defined by Section 409A).
(b)
Installment Payments. It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.
(c)
Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.
(d)
Payment Upon Disability. All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum or commence upon the determination that the Participant has become disabled.

(e)
Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.
(f)
Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.
(g)
Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.
(h)
Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

(i)
No Representation Regarding Section 409A Compliance. Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.
16.
Tax Withholding.
16.1
Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
16.2
Withholding in or Directed Sale of Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.
17.
Amendment, Suspension or Termination of Plan.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18.
Miscellaneous Provisions.
18.1
Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
18.2
Forfeiture Events.
(a)
The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, to the extent that claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.
(b)
If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.
18.3
Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4
Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
18.5
Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.
18.6
Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.
18.7
Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
18.8
Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.
18.9
Beneficiary Designation. Subject to local laws and procedures and if the Company so permits, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
18.10
Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
18.11
No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
18.12
Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
18.13
Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Delaware, without regard to its conflict of law rules.

SMARTRENT, INC. 8665 E. HARTFORD DRIVE SUITE 200 SCOTTSDALE, AZ 85255 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 13, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SMRT2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 13, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V41218-P05849 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SMARTRENT, INC. The Board of Directors recommends you vote FOR the following proposals: 1. To elect two Class III Directors Nominees: for withhold 1 a. Lucas Haldeman ☐ ☐ 1 b. John Dorman ☐☐ For against Abstain 2. To ratify Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. ☐☐☐ 3. To approve the SmartRent, Inc. 2021 Equity Incentive Plan, as amended and restated, to increase the number of shares reserved for issuance thereunder. ☐☐☐NOTE: Such other business as may properly come before the meeting or any adjournment thereof. administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials the Annual Meeting: Th Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V41219-P05849 S MAR TRENT, INC. Annual Meeting of Stoc holders May 14, 2024 8 :00 AM Arizona Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Lucas Haldeman and Frederick Tuomi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of SmartRent, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM Arizona Time on May 14, 2024, held virtually atwww.virtualshareholdermeeting.com/SMRT2024, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side